UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                          Filed by the Registrant                            [X]
                 Filed by a Party other than the Registrant                  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUND

                (Name of Registrant as Specified in Its Charter)

                                   ----------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transactions applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUND
                          200 Public Square, 5th Floor
                               Cleveland, OH 44114
                   (EACH A "TRUST" AND TOGETHER, THE "TRUSTS")

ALLEGIANT EQUITY FUNDS
Balanced Allocation Fund
International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Value Fund
Multi-Factor Mid Cap Growth Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Focused Value Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund

ALLEGIANT ADVANTAGE FUND
Institutional Money Market Fund

ALLEGIANT FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
High Yield Bond Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

ALLEGIANT TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

ALLEGIANT MONEY MARKET FUNDS
Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund

                  (each a "Fund" and collectively, the "Funds")

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2009

                                   ----------

To the Shareholders:

NOTICE IS HEREBY GIVEN that a JOINT SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of each Fund of the Trusts will be held on Friday, April 24, 2009 at 3:00 p.m., Eastern Time, at the offices of the Trusts' co-administrator, PNC Global Investment Servicing, at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Meeting is being held to consider and vote on the following proposals:

     Proposal 1   To ratify an interim investment advisory agreement with
                  Allegiant Asset Management Company for each Fund of the
                  Trusts.

     Proposal 2   To approve a new investment advisory agreement with Allegiant
                  Asset Management Company for each Fund of the Trusts.

     Proposal 3   To ratify an interim sub-advisory agreement with Polaris
                  Capital Management, LLC for the International Equity Fund.

     Proposal 4   To approve a sub-advisory agreement with Polaris Capital
                  Management, LLC for the International Equity Fund.

     Proposal 5   To authorize Allegiant Asset Management Company, upon approval of the Board of Trustees, to enter into or materially amend sub-advisory agreements related to the Funds without shareholder approval, commonly referred to as "manager of managers" arrangements.

     Proposal 6   To transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of record of each Fund at the close of business on February 11, 2009 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the proposals referred to above.

Shareholders are invited to attend in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or vote via telephone or the Internet by following the instructions on the attached proxy card. If you have any questions before you vote, please contact the Funds by calling Allegiant Funds toll-free at 1-800-622-FUND (3863) or Allegiant Advantage Fund toll-free at 1-800-364-4890.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW-UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 12 P.M. (EASTERN TIME) ON APRIL 22, 2009.


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

                   IMPORTANT NOTICE REGARDING THE AVAILABILITY
               OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON APRIL 24, 2009

     THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE FUNDS' WEBSITE AT www.AllegiantFunds.com.

By Order of the Boards of Trustees

John Abunassar
President
Allegiant Funds
Allegiant Advantage Fund
February 23, 2009


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

                                IMPORTANT NOTICE
                              FOR FUND SHAREHOLDERS

     At a Special Meeting of each Fund of the Trusts to be held on Friday, April 24, 2009, shareholders of record will have the opportunity to vote on the proposals relating to the Funds. We recommend that you read the enclosed Proxy Statement, which describes the proposals in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing these proposals.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT

Q.   WHY ARE THE FUNDS HOLDING A SPECIAL MEETING?

A. On October 24, 2008, National City Corporation ("NCC"), which at that time was the indirect parent company of Allegiant Asset Management Company (the "Adviser"), the investment adviser to the Allegiant Funds ("Allegiant") and Allegiant Advantage Fund ("Advantage" and together the "Trusts"), entered into an Agreement and Plan of Merger with The PNC Financial Services Group, Inc. ("PNC") whereby PNC agreed to acquire NCC. Under the terms of the Agreement and Plan of Merger, it was agreed that NCC would merge with and into PNC, with PNC surviving the merger (the "Transaction"), in a stock-for-stock transaction that was approved by the boards of directors and shareholders of both companies. The Transaction closed on December 31, 2008. The Boards of Trustees of the Trusts (the "Board") are asking shareholders to (i) ratify an interim investment advisory agreement with the Adviser for each Fund of the Trusts which has a term of 150 days from the date of closing the Transaction ("Proposal 1"); (ii) approve a new advisory agreement with the Adviser for each Fund of the Trusts ("Proposal 2"); (iii) ratify an interim sub-advisory agreement with the Adviser and Polaris Capital Management, LLC ("Polaris") for the International Equity Fund which has a term of 150 days from the date of closing the Transaction ("Proposal 3"); (iv) approve a new sub-advisory agreement with the Adviser and Polaris for the International Equity Fund ("Proposal 4"); and (v) authorize the Adviser, upon approval of the Board, to enter into or materially amend sub-advisory agreements for each Fund of the Trusts without shareholder approval ("Proposal 5").

             QUESTIONS AND ANSWERS RELATED TO PROPOSALS 1 THROUGH 4

Q. WHY AM I BEING ASKED TO VOTE ON THE INTERIM AND PROPOSED NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), which regulates investment companies such as the Trusts, requires a vote whenever there is a change in control of an investment company's adviser. The Transaction may be deemed to have resulted in a change in ownership of the Adviser which may be deemed to have caused a "change of control" of the Adviser, even though the services provided by the Adviser are not expected to be materially affected as a result. Under similar but not identical circumstances, the staff of the Securities and Exchange Commission ("SEC") has stated in the past that certain transactions did not result in a change of control. The "change of control" that may be deemed to have resulted from the Transaction may have constituted an assignment of the Funds' investment advisory agreements with the Adviser and the International Equity Fund's sub-advisory agreement, to which the Adviser is a party, which would cause such agreements to automatically terminate. To ensure continuity of service, we are seeking a new combined investment advisory agreement for each Trust that covers services to all Funds in a Trust and a new sub-advisory agreement for the International Equity Fund. The Trusts have been managed pursuant to the interim advisory agreements since the closing of the Transaction and such agreements will remain in effect for a period not to exceed 150 days. Compensation earned by the Adviser between the termination of the investment advisory agreements and shareholder ratification of the interim advisory agreements is being held in an interest-bearing escrow account for a period of up to 150 days from the termination of the investment advisory agreements. The Adviser will receive its fees if shareholders ratify the interim advisory agreements.

Q.   HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. We do not expect the Transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objective and policies will not change as a result of the Transaction. You will still own the same shares in the same Fund. With the exception of the effective dates and time periods of the agreements, and the "manager of managers" arrangement described below, the new investment advisory agreements and sub-advisory agreement are the same in all material respects as the agreements that they are replacing.

     If shareholders of the Trusts do not ratify the interim advisory agreements, the Adviser will be paid the lesser of the costs incurred in performing its services under the interim advisory agreements or the total amount in the escrow account plus the interest earned. If shareholders do not approve the new investment advisory agreements or the sub-advisory agreement, the Board Members of the Trusts will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q. WILL THE INVESTMENT ADVISORY AND SUB-ADVISORY FEES INCREASE AS A RESULT OF THE TRANSACTION?

A. No. The proposals to approve the new agreements do not seek an increase in the investment advisory and sub-advisory fees.

                   QUESTIONS AND ANSWERS RELATED TO PROPOSAL 5

Q. WHY DOES THE BOARD ENDORSE HAVING THE ABILITY TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL?

A. The Board believes the proposal will benefit shareholders by allowing the Adviser, with Board approval, to access broader money management expertise and hire or replace sub-advisers without the delay and expense of a shareholder meeting. This is especially true in today's rapidly changing securities markets. The management of Fund assets can be addressed swiftly as changes may be needed. Mutual funds that operate in this structure are commonly referred to as "manager of managers" funds. The Funds were granted an SEC Exemptive Order that permits the Adviser to operate the Funds as manager of managers funds as long as (i) shareholder approval is first obtained of the manager of managers structure, (ii) the Board approves each sub-adviser or sub-advisory agreement change and (iii) certain information is provided to shareholders within 90 days of any change being made.

Q. DOES THE ADVISER INTEND TO RECOMMEND THAT ANY OF THE FUNDS HIRE OR CHANGE A SUB-ADVISER?

A. No. As of the date of this proxy statement, the Board does not expect to consider any new sub-advisers for the Funds. However, if Proposal 5 is approved, new sub-advisers could be hired without the expense of a shareholder meeting.

Q. WILL THE ADVISORY FEES AND EXPENSES WITH RESPECT TO THE FUNDS INCREASE IN A MANAGER OF MANAGERS STRUCTURE?

A. No. The advisory fees will not change. Each sub-adviser will be paid a portion of the advisory fee currently paid to the Adviser as described in the advisory agreement between the Adviser and each Fund.

Q.   WILL I BE NOTIFIED OF ANY CHANGES TO A FUND'S SUB-ADVISORY ARRANGEMENTS?

A. Yes. Within 90 days of a change to a Fund's sub-advisory arrangements, you will be provided with a written notice that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would have been included in a proxy statement if shareholder approval had been required.

Q.   WHY IS A SHAREHOLDER VOTE NECESSARY?

A. As a condition to the Trusts' SEC Exemptive Order, the operation of the manager of managers structure must first be approved by a majority of the outstanding voting securities of the Funds, as defined in the 1940 Act, before implementation.

                        QUESTIONS RELATED TO THE MEETING

Q.   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including all of the Independent Trustees, unanimously recommends that you vote FOR all of the Proposals on the enclosed proxy card.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. We encourage all shareholders to participate in the governance of the Funds. Shareholders of each Fund will vote separately on Proposals 1, 2 and
     5. Only shareholders of the International Equity Fund will vote on Proposals 3 and 4. Approval of each Proposal requires the affirmative vote of a majority of all votes attributable to the voting securities of all shareholders of each Fund on the Record Date, which is defined in the 1940 Act to mean the vote of (i) 67 percent or more of the outstanding shares of a Fund present at the Meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or
     (ii) more than 50 percent of the outstanding shares of the Fund, whichever is less.

     In addition, your immediate response on the enclosed proxy will help save the costs of any further solicitations.

Q.   WILL THE FUNDS PAY FOR THE PROXY SOLICITATIONS?

A.   No, the Adviser and/or its affiliates will bear these costs.

Q.   HOW DO I VOTE?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as touch-tone telephone and Internet voting. If you need assistance, or have any questions regarding the proxy or how to vote your shares, please call Allegiant Funds at 1-800-622-FUND
     (3863) or Allegiant Advantage Fund at 1-800-364-4890.

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUND
                          200 Public Square, 5th Floor
                               Cleveland, OH 44114
                   (EACH A "TRUST" AND TOGETHER, THE "TRUSTS")

ALLEGIANT EQUITY FUNDS
Balanced Allocation Fund
International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Value Fund
Multi-Factor Mid Cap Growth Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Focused Value Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund

ALLEGIANT ADVANTAGE FUND
Institutional Money Market Fund

ALLEGIANT FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
High Yield Bond Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

ALLEGIANT TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

ALLEGIANT MONEY MARKET FUNDS
Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund

                  (each a "Fund" and collectively, the "Funds")

                                 PROXY STATEMENT

       JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2009

     Each Trust is organized as a Massachusetts business trust and is a registered investment company. This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Trusts (the "Board") for use at the Joint Special Meeting of Shareholders of each Fund of the Trusts (the "Meeting") to be held on Friday, April 24, 2009 at 3:00 p.m. Eastern Time at the offices of the Trusts' co-administrator, PNC Global Investment Servicing (U.S.) Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. This Proxy Statement and the accompanying proxy were mailed to shareholders on or about February 25, 2009. The close of business on February 11, 2009 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders are entitled to one (1) vote for each full share held and fractional votes for fractional shares held on the Record Date. The table below shows the net asset value and total outstanding shares of each Fund as of the Record Date:

FUND                                               NET ASSET VALUE   TOTAL NUMBER OF SHARES OUTSTANDING
----                                               ---------------   ----------------------------------
ALLEGIANT FUNDS
   Balanced Allocation Fund
       Class A Shares                                   $7.59                     1,415,767.973
       Class B Shares                                   $7.60                       361,781.690
       Class C Shares                                   $7.55                       145,428.394
       Class I Shares                                   $7.57                    17,323,768.117
   International Equity Fund
       Class A Shares                                   $8.70                       930,525.735
       Class B Shares                                   $8.52                        46,492.149
       Class C Shares                                   $8.47                        36,236.480
       Class I Shares                                   $8.76                    21,384,060.131
   Large Cap Core Equity Fund
       Class A Shares                                   $6.67                       372,106.498
       Class B Shares                                   $6.26                       138,628.034
       Class C Shares                                   $6.26                        24,918.780
       Class I Shares                                   $6.77                    16,689,506.529
   Large Cap Growth Fund
       Class A Shares                                  $10.66                     1,142,890.259
       Class B Shares                                   $9.90                       245,356.579
       Class C Shares                                   $9.91                        24,429.127
       Class I Shares                                  $10.87                    15,355,251.587
   Large Cap Value Fund
       Class A Shares                                   $9.65                     2,682,262.190
       Class B Shares                                   $9.55                       320,213.479
       Class C Shares                                   $9.49                        23,789.119
       Class I Shares                                   $9.70                    28,146,974.438
   Mid Cap Value Fund
       Class A Shares                                   $7.74                     5,486,456.878
       Class B Shares                                   $7.59                       218,436.274
       Class C Shares                                   $7.58                       532,922.659
       Class I Shares                                   $7.82                    10,608,832.872
   Multi-Factor Mid Cap Growth Fund
       Class A Shares                                   $4.64                     1,484,900.146
       Class B Shares                                   $3.71                        95,858.861
       Class C Shares                                   $3.76                        12,234.450
       Class I Shares                                   $4.86                     2,459,121.682
   Multi-Factor Small Cap Core Fund
       Class A Shares                                   $6.69                        30,493.389
       Class C Shares                                   $6.69                             1.016
       Class I Shares                                   $6.72                     4,124,754.354
   Multi-Factor Small Cap Focused Value Fund
       Class A Shares                                   $5.53                        14,802.660
       Class C Shares                                   $5.52                         1,287.750
       Class I Shares                                   $5.58                       618,321.574

FUND                                               NET ASSET VALUE   TOTAL NUMBER OF SHARES OUTSTANDING
----                                               ---------------   ----------------------------------
   Multi-Factor Small Cap Growth Fund
       Class A Shares                                   $6.84                         5,126.920
       Class C Shares                                   $6.89                             1.017
       Class I Shares                                   $6.89                       587,814.615
   Multi-Factor Small Cap Value Fund
       Class A Shares                                   $7.79                     2,112,270.916
       Class B Shares                                   $7.03                       517,159.727
       Class C Shares                                   $7.00                       285,574.182
       Class I Shares                                   $8.43                     3,198,694.544
   S&P 500 Index Fund
       Class A Shares                                   $6.63                     2,175,804.681
       Class B Shares                                   $6.57                       211,390.794
       Class C Shares                                   $6.58                       151,448.048
       Class I Shares                                   $6.65                     9,669,126.550
   Small Cap Core Fund
       Class A Shares                                   $6.56                       194,177.624
       Class B Shares                                   $6.33                        22,934.747
       Class C Shares                                   $6.34                        74,560.285
       Class I Shares                                   $6.63                    19,474,864.145
   Small Cap Growth Fund
       Class A Shares                                   $6.24                     1,189,380.573
       Class B Shares                                   $5.77                        67,820.975
       Class C Shares                                   $5.78                        11,525.341
       Class I Shares                                   $6.42                     1,899,281.928
   Bond Fund
       Class A Shares                                   $9.70                       556,649.993
       Class B Shares                                   $9.69                        28,650.171
       Class C Shares                                   $9.67                        15,695.107
       Class I Shares                                   $9.67                    26,547,374.658
   Government Mortgage Fund
       Class A Shares                                   $9.45                     1,325,841.872
       Class B Shares                                   $9.43                       257,453.692
       Class C Shares                                   $9.44                       116,593.580
       Class I Shares                                   $9.46                    16,638,324.062
   High Yield Bond Fund
       Class A Shares                                   $7.32                        21,820.241
       Class I Shares                                   $7.31                       985,523.183
   Intermediate Bond Fund
       Class A Shares                                  $10.76                       656,850.973
       Class B Shares                                  $10.77                       286,080.405
       Class C Shares                                  $10.79                        51,166.108
       Class I Shares                                  $10.74                    32,447,157.656
   Limited Maturity Bond Fund
       Class A Shares                                  $10.02                       363,654.315
       Class B Shares                                  $10.02                        47,304.766
       Class C Shares                                  $10.02                        48,074.645
       Class I Shares                                  $10.00                    12,561,339.948

FUND                                               NET ASSET VALUE   TOTAL NUMBER OF SHARES OUTSTANDING
----                                               ---------------   ----------------------------------
   Total Return Advantage Fund
       Class A Shares                                   $9.31                       972,689.604
       Class B Shares                                   $9.34                       102,411.648
       Class C Shares                                   $9.33                        20,481.154
       Class I Shares                                   $9.31                    17,510,318.762
   Ultra Short Bond Fund
       Class A Shares                                  $10.05                       463,578.540
       Class I Shares                                  $10.04                     6,176,814.187
   Intermediate Tax Exempt Bond Fund
       Class A Shares                                  $10.01                       605,978.090
       Class B Shares                                   $9.98                        14,490.063
       Class C Shares                                   $9.94                            60.625
       Class I Shares                                   $9.98                     6,705,936.358
   Michigan Intermediate Municipal Bond Fund
       Class A Shares                                  $10.18                     1,055,056.107
       Class B Shares                                  $10.20                        22,675.720
       Class C Shares                                  $10.21                         5,623.209
       Class I Shares                                  $10.19                     2,759,262.597
   Ohio Intermediate Tax Exempt Bond Fund
       Class A Shares                                  $11.39                       853,819.780
       Class B Shares                                  $11.37                        53,748.321
       Class C Shares                                  $11.37                        64,148.412
       Class I Shares                                  $11.43                     8,914,782.551
   Pennsylvania Intermediate Municipal Bond Fund
       Class A Shares                                  $10.62                       208,548.472
       Class C Shares                                  $10.61                       133,650.408
       Class I Shares                                  $10.60                     3,153,121.369
   Government Money Market Fund
       Class A Shares                                   $1.00                   372,255,985.640
       Class I Shares                                   $1.00                   798,355,795.880
   Money Market Fund
       Class A Shares                                   $1.00                   753,829,887.180
       Class B Shares                                   $1.00                       868,397.340
       Class C Shares                                   $1.00                       170,896.860
       Class I Shares                                   $1.00                 2,328,473,315.990
   Ohio Municipal Money Market Fund
       Class A Shares                                   $1.00                    84,456,673.070
       Class I Shares                                   $1.00                   446,022,402.110
   Pennsylvania Tax Exempt Money Market Fund
       Class A Shares                                   $1.00                    39,601,585.360
       Class I Shares                                   $1.00                   159,194,857.280
   Tax Exempt Money Market Fund
       Class A Shares                                   $1.00                   165,574,909.510
       Class I Shares                                   $1.00                   981,253,295.900
   Treasury Money Market Fund
       Class A Shares                                   $1.00                   424,608,030.980
       Class I Shares                                   $1.00                   504,016,386.170

FUND                                               NET ASSET VALUE   TOTAL NUMBER OF SHARES OUTSTANDING
----                                               ---------------   ----------------------------------
ALLEGIANT ADVANTAGE FUND
   Institutional Money Market Fund
      Advisor Shares                                    $1.00                   235,652,206.760
      Institutional Shares                              $1.00                 2,353,233,377.800

     All proxies solicited by the Board that are properly executed and received by the Trusts' Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders' instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the respective Trust of revocation in writing, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting in person, requesting return of any previously-delivered proxy and voting by ballot at the Meeting. If no instruction is given on a signed and returned proxy, it will be voted "FOR" each proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. The presence in person or by proxy of shareholders of each Trust holding a majority of the total number of votes eligible to be cast by all shareholders of each Trust as of the Record Date constitutes a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trusts as inspectors of election for the Meeting. The inspectors will count the total number of votes cast "FOR" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

     The Board is seeking (i) ratification of an interim investment advisory agreement with Allegiant Asset Management Company (the "Adviser") for each Fund of the Trusts ("Proposal 1); (ii) approval of the new combined investment advisory agreement for the Allegiant Funds ("Allegiant") that covers services provided to each Fund in the Trust and a new investment advisory agreement for Allegiant Advantage Fund ("Advantage") ("Proposal 2"); (iii) ratification of an interim sub-advisory agreement for the International Equity Fund with the Adviser and Polaris Capital Management, LLC ("Polaris") ("Proposal 3"); (iv) approval of the new sub-advisory agreement for the International Equity Fund with Polaris and the Adviser ("Proposal 4"); and (v) authorization for the Adviser, upon approval of the Board, to enter into or materially amend sub-advisory agreements without shareholder approval ("Proposal 5"). If sufficient votes in favor of each Proposal are not received by the time scheduled for the Meeting, or if a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. Any adjournment will require the affirmative vote of a majority of the votes present in person or by proxy at the session of the Meeting to be adjourned. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal. Broker non-votes and abstentions will not be voted on a motion to adjourn the Meeting. The Adviser pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned with respect to any other proposal.

     The approval of Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5 requires the affirmative vote of a majority of the votes cast of each eligible Fund, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to mean the vote of (i) 67 percent or more of the outstanding shares of a Fund present at the Meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50 percent of the outstanding shares of the Fund, whichever is less.

     The following table summarizes the proposals contained in this proxy and the shareholders eligible to vote on the proposal.

PROPOSAL
 NUMBER              PROPOSAL DESCRIPTION             SHAREHOLDERS ELIGIBLE TO VOTE
--------   ---------------------------------------   ------------------------------
   1.      Approve Interim Advisory Agreement        Each Fund Voting Separately
   2.      Approve New Advisory Agreement            Each Fund Voting Separately
   3.      Approve Interim Sub-Advisory Agreement    International Equity Fund Only
   4.      Approve New Sub-Advisory Agreement        International Equity Fund Only
   5.      Approve "Manager-of-Managers" Structure   Each Fund Voting Separately

     The Board knows of no business other than that specifically mentioned in the Notice of Joint Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

     EACH TRUST'S ANNUAL REPORT DATED MAY 31, 2008 AND SEMI-ANNUAL REPORT DATED NOVEMBER 30, 2008 HAVE BEEN PREVIOUSLY MAILED TO SHAREHOLDERS. YOU MAY OBTAIN A COPY, WITHOUT CHARGE, OF EACH TRUST'S ANNUAL REPORT OR SEMI-ANNUAL REPORT BY WRITING TO ALLEGIANT FUNDS AT P.O. BOX 9795, PROVIDENCE, RI 02940-9795 OR BY CALLING TOLL-FREE 1-800-622-FUND (3863) AND BY WRITING TO ALLEGIANT ADVANTAGE FUND AT P.O. BOX 9795, PROVIDENCE, RI 02940-9795 OR BY CALLING TOLL-FREE 1-800-364-4890.

                                PROPOSALS 1 AND 2

                 APPROVAL OF INTERIM AND NEW ADVISORY AGREEMENTS

     Shareholders of each Fund are being asked to approve an Interim Advisory Agreement and a New Advisory Agreement between the Adviser and the respective Trust, on behalf of each Fund.

     Additional information about the Adviser is found below under the heading "Investment Adviser."

THE TRANSACTION

     On October 24, 2008, The PNC Financial Services Group, Inc. ("PNC") and National City Corporation ("NCC"), at that time the indirect parent company of the Adviser, entered into an Agreement and Plan of Merger (the "Merger Agreement") whereby PNC agreed to acquire NCC (the "Transaction"). Under the terms of the Merger Agreement, it was agreed that NCC would merge with and into PNC, with PNC surviving the merger, in a stock-for-stock transaction that was approved by the boards of directors and shareholders of both companies. The Transaction closed on December 31, 2008.

     Under the 1940 Act, the Transaction may be deemed to have resulted in a change of control of the Adviser. Under similar but not identical circumstances, the staff of the Securities and Exchange Commission ("SEC") has stated in the past that certain transactions did not result in a change of control. The change in control that may be deemed to have resulted from the Transaction may have resulted in the assignment and automatic termination of the investment advisory agreements for each Fund and the sub-advisory agreement for the International Equity Fund ("Previous Sub-Advisory Agreement") (collectively, "Previous Advisory Agreements").

     In order for the Adviser to be able to continue to provide investment advisory services to the Funds following closing of the Transaction, shareholders of each Fund must approve the interim advisory agreement ("Interim Advisory Agreement") with respect to their Fund (Exhibits A and C) and a new combined Advisory Agreement with respect to their Fund (Exhibits B and D) and International Equity Fund shareholders must approve the interim and new Sub-Advisory Agreements (Exhibits E and F).

     The Funds currently are being managed with Interim Advisory Agreements, and in the case of the International Equity Fund, an Interim Sub-Advisory Agreement, that became effective upon the closing of the Transaction and will remain in effect for a period not to exceed 150 days. Compensation earned by the Adviser between the termination of the Previous Advisory Agreements and shareholder ratification of the Interim Advisory Agreements is being held in an interest-bearing escrow account for a period of up to 150 days from the termination of the Previous Advisory and Sub-Advisory Agreements. In order for the Adviser to receive all of its advisory fees under the Interim Advisory Agreements, shareholders must ratify the Interim Advisory Agreements. The Adviser is obligated to pay the sub-adviser, Polaris, from its fees earned from management of the International Equity Fund. The change of control of the Adviser requires shareholder approval of New Advisory and Sub-Advisory Agreements. Except for the time period covered by the Previous and New Investment Advisory Agreements, the Agreements are identical in all material respects. The advisory fee rate for each Fund will remain unchanged. The Adviser does not believe that material changes in the portfolio management teams for the Funds will occur, but cannot predict future changes in personnel.

     If the shareholders of the Funds do not ratify the Interim Advisory and Sub-Advisory Agreements, the Adviser will be paid the lesser of the costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus the interest earned. If the shareholders of the Funds do not approve the New Advisory Agreements, the Board will take such further action as they deem in the best interests of the shareholders of the Funds.

INVESTMENT ADVISER

     Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2008, the Adviser had approximately $29.4 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1985. As a result of the Transaction, the Adviser is an indirect wholly owned subsidiary of PNC, a bank holding company and financial holding company with headquarters in Pittsburgh, Pennsylvania. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board oversees the operations of the Adviser and establishes policies that the Adviser must follow in its management activities with respect to the Funds. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team. The principal officers and directors of the Adviser may be reached at the address above.

     The principal officers and directors of the Adviser are:

      NAME                        PRINCIPAL OCCUPATION(S)
      ----         -----------------------------------------------------
John Abunassar     President, CEO and Director
Jaqueline Hummel   Chief Compliance Officer
Joseph Penko       Treasurer and Director
Andrew Harding     Director and Chief Investment Officer - Fixed Income
Gordon Johnson     Director and Senior Portfolio Manager
Hitesh Patel       Director and Senior Portfolio Manager
Kathleen Barr      Director and Allegiant Funds Chief Compliance Officer

     The Board approved the Interim Advisory and Sub-Advisory Agreements and the New Advisory and Sub-Advisory Agreements at a meeting held on November 17, 2008. The Board last approved the Previous Advisory Agreements, including the Sub-Advisory Agreement, at a meeting held on August 18, 2008. Each Fund's shareholders last approved their Fund's Previous Advisory Agreement, in accordance with the requirements of the 1940 Act, as of the following dates:

                                                   ADVISORY AGREEMENT          SHAREHOLDER
                     NAME                                 DATE                APPROVAL DATE
                     ----                       ------------------------   ------------------
International Equity Fund                             April 9, 1998          August 13, 1998
Multi-Factor Small Cap Value Fund                     April 9, 1998          August 13, 1998
Small Cap Growth Fund                                 April 9, 1998          August 13, 1998
S&P 500 Index Fund                                    April 9, 1998          August 13, 1998
Balanced Allocation Fund                              April 9, 1998           July 9, 1998
Ohio Municipal Money Market Fund                      April 9, 1998        September 14, 1998
Money Market Fund                                   November 19, 1997       November 19, 1997
Treasury Money Market Fund                          November 19, 1997       November 19, 1997
Government Money Market Fund                        November 19, 1997       November 19, 1997
Tax Exempt Money Market Fund                        November 19, 1997       November 19, 1997
Pennsylvania Tax Exempt Money Market Fund           November 19, 1997       November 19, 1997
Intermediate Bond Fund                              November 19, 1997       November 19, 1997
Bond Fund                                           November 19, 1997       November 19, 1997
Large Cap Growth Fund                               November 19, 1997       November 19, 1997
Large Cap Value Fund                                November 19, 1997       November 19, 1997
Intermediate Tax Exempt Bond Fund                   November 19, 1997       November 19, 1997
Ohio Intermediate Tax Exempt Bond Fund              November 19, 1997       November 19, 1997
Pennsylvania Intermediate Municipal Bond Fund       November 19, 1997       November 19, 1997
Large Cap Core Equity Fund                            March 6, 1998           June 29, 1998
Limited Maturity Bond Fund                            March 6, 1998           June 29, 1998
Total Return Advantage Fund                           March 6, 1998           June 29, 1998
Multi-Factor Mid Cap Growth Fund                      June 9, 2000            May 10, 2000
Government Mortgage Fund                              June 9, 2000            May 10, 2000
Michigan Intermediate Municipal Bond Fund             June 9, 2000            May 10, 2000
Mid Cap Value Fund                                    June 28, 2002           June 28, 2002
Ultra Short Bond Fund                               December 3, 2002        December 3, 2002
Small Cap Core Fund                                   April 2, 2004          March 29, 2004
Multi-Factor Small Cap Core Fund                   September 28, 2005      September 29, 2005
Multi-Factor Small Cap Focused Value Fund          September 28, 2005      September 29, 2005
Multi-Factor Small Cap Growth Fund                 September 28, 2005      September 29, 2005
High Yield Bond Fund                                 April 29, 2008          April 29, 2008

                                                   ADVISORY AGREEMENT          SHAREHOLDER
                     NAME                                 DATE                APPROVAL DATE
                     ----                       ------------------------   ------------------
International Equity Fund                           September 1, 2005        August 22, 2005
                                                (sub-advisory agreement)
Advantage Institutional Money Market Fund           October 21, 2004        October 26, 2004

ADVISER COMPENSATION FOR ITS SERVICES TO THE FUNDS

     Set forth below are the advisory fee rates under the Previous Advisory Agreements with respect to each Fund and the investment advisory fees paid to the Adviser by such Funds during their most recent fiscal year and any advisory fees waived or expenses reimbursed by the Adviser. At its meeting held on August 18, 2008, the Board agreed to a contractual amendment to the advisory agreements to reduce the compensation paid to the Adviser by certain Funds effective October 1, 2008, as noted below. The advisory fee rate of each Fund will not change under the Interim or New Advisory Agreements.

                                              FISCAL YEAR ENDED
                                            MAY 31, 2008 FEES (1)
                                         ---------------------------
                                                         EFFECTIVE
                                                        OCT. 1, 2008
                                          CONTRACTUAL    CONTRACTUAL
                 NAME                    ADVISORY FEE   ADVISORY FEE
                 ----                    ------------   ------------
International Equity Fund                   1.15%           1.00%
Multi-Factor Small Cap Value Fund             (2)             (2)
Small Cap Growth Fund                         (2)             (2)
S&P 500 Index Fund                          0.35%           0.20%
Balanced Allocation Fund                    0.75%           0.75%
Pennsylvania Tax Exempt Money Market
   Fund                                     0.20%           0.20%
Ohio Municipal Money Market Fund            0.20%           0.20%
Money Market Fund                           0.30%           0.25%
Treasury Money Market Fund                  0.30%           0.25%
Government Money Market Fund                0.30%           0.25%
Tax Exempt Money Market Fund                0.20%           0.20%
Intermediate Bond Fund                      0.55%           0.40%
Bond Fund                                   0.55%           0.45%
Large Cap Growth Fund                         (3)             (3)

Large Cap Value Fund                          (3)             (3)
Intermediate Tax Exempt Bond Fund           0.55%           0.40%
Ohio Intermediate Tax Exempt Bond Fund      0.55%           0.40%
Pennsylvania Intermediate Municipal
   Bond Fund                                0.55%           0.40%
Large Cap Core Equity Fund                    (3)             (3)
Limited Maturity Bond Fund                  0.45%           0.35%
Total Return Advantage Fund                 0.55%           0.40%
Multi-Factor Mid Cap Growth Fund              (4)             (4)
Government Mortgage Fund                    0.55%           0.40%
Michigan Intermediate Municipal Bond
   Fund                                     0.55%           0.40%
Mid Cap Value Fund                            (4)           0.75%
Ultra Short Bond Fund                       0.40%           0.20%
Small Cap Core Fund                           (2)             (2)
Multi-Factor Small Cap Core Fund              (2)             (2)
Multi-Factor Small Cap Focused Value
   Fund                                       (2)             (2)
Multi-Factor Small Cap Growth Fund            (2)             (2)
High Yield Bond Fund(5)                     0.50%           0.50%
Advantage Institutional Money Market
   Fund                                     0.15%           0.15%

----------
(1) THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEES FOR EACH FUND DESCRIBED BELOW DURING THE LAST FISCAL YEAR. STATED BELOW ARE THE ADVISORY FEES AFTER THESE WAIVERS. VOLUNTARY FEE WAIVERS BY THE ADVISER CAN BE TERMINATED AT ANY TIME BY THE ADVISER.

                                                  ADVISORY
                                                FEES NET OF
                 NAME                           FEE WAIVERS   FEE WAIVER
                 ----                           -----------   ----------
International Equity Fund                        $3,898,574      0.15%
Multi-Factor Small Cap Value Fund                $3,469,279      None
Small Cap Growth Fund                            $  178,829      0.45%
S&P 500 Index Fund                               $  380,438      0.15%
Balanced Allocation Fund                         $1,406,551      None
Pennsylvania Tax Exempt Money Market Fund        $  285,137      0.05%
Ohio Municipal Money Market Fund                 $  680,268      0.05%
Money Market Fund                                $8,470,366      0.05%
Treasury Money Market Fund                       $  797,784      0.05%
Government Money Market Fund                     $2,250,862      0.05%
Tax Exempt Money Market Fund                     $1,381,543      0.05%
Intermediate Bond Fund                           $1,427,764      0.15%

Bond Fund                                        $1,601,892      0.10%
Large Cap Growth Fund                            $3,979,923      None
Large Cap Value Fund                             $5,459,042      None
Intermediate Tax Exempt Bond Fund                $  355,985      0.15%
Ohio Intermediate Tax Exempt Bond Fund           $  513,016      0.15%
Pennsylvania Intermediate Municipal Bond Fund    $  155,216      0.15%
Large Cap Core Equity Fund                       $1,658,159      None
Limited Maturity Bond Fund                       $  537,044      0.10%
Total Return Advantage Fund                      $1,642,420      0.15%
Multi-Factor Mid Cap Growth Fund                 $  169,637      0.55%
Government Mortgage Fund                         $  967,519      0.15%
Michigan Intermediate Municipal Bond Fund        $  215,045      0.15%
Mid Cap Value Fund                               $2,683,093      0.25%
Ultra Short Bond Fund                            $  135,972      0.20%
Small Cap Core Fund                              $2,226,888      None
Multi-Factor Small Cap Core Fund                 $  328,088      0.29%
Multi-Factor Small Cap Focused Value Fund        $   (5,473)     1.00%
Multi-Factor Small Cap Growth Fund               $   17,311      0.72%
High Yield Bond Fund                             $  (32,596)     0.50%
Advantage Institutional Money Market Fund        $2,813,554      0.02%

(2) Advisory fee on net assets: 1.00% of first $500 million, 0.95% of next $500 million, and 0.90% on $1 billion and over.

(3) Advisory fee on net assets: 0.75% of first $1 billion, 0.70% of next $500 million, and 0.65% on $1.5 billion and over.

(4) Advisory fee on net assets: 1.00% of first $1 billion, 0.95% of next $500 million, and 0.90% on $1.5 billion and over.

(5)  The High Yield Bond Fund commenced operations on April 29, 2008.

     The Adviser received the following fees from funds with objectives similar to Allegiant or Advantage:

                                                                                      Fund NAV at
          Fund Name                     Contractual Fee   Fees Paid   Fees Waived   Fiscal Year End
          ---------                     ---------------   ---------   -----------   ---------------
United Association S&P 500 Index Fund        0.095%        $220,692        N/A            $7.05

THE ADVISORY AGREEMENTS

     The Transaction and the New Advisory Agreements are not expected to have any material effect on shareholders of the Funds, except that the investment advisory agreements for all of the Funds in a Trust will be combined into a single agreement for each Trust. In addition, with respect to the International Equity Fund, shareholders of the Fund will be asked to approve a new Sub-Advisory Agreement among the Adviser and Polaris with respect to Polaris' investment sub-advisory services for the Fund.

     No changes are proposed to the overall level of services the Adviser currently provides to the Funds and no changes are proposed to the level of fees payable by each Fund for those services. The Adviser has informed the Board that it does not anticipate any changes in the portfolio managers or the portfolio management teams of the Funds as a result of the Transaction.

     The form of New Advisory Agreement for each Trust is attached as Exhibit B and Exhibit D, respectively. The description of the terms of the New Advisory Agreements that follows is qualified in its entirety by references to Exhibits B and D.

     Except as described below, there are no material differences between the Previous Advisory Agreements and the New Advisory Agreements. Under the New Advisory Agreements, the Adviser will continue to serve as investment adviser to each Fund, retain ultimate responsibility for the management of each Fund and provide investment oversight and supervision of each Fund. These investment management services will be substantially similar in all material respects to the investment advisory services provided under the Previous Advisory Agreements and the Adviser's fees for these services will remain unchanged under the New Advisory Agreements.

     To the same extent permitted under the Previous Advisory Agreements, each New Advisory Agreement permits the Adviser to enter into sub-advisory agreements for the benefit of one or more Funds, although the Adviser would continue to have ultimate responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. If the Adviser enters into investment sub-advisory agreements for any of the Funds, the Adviser would bear the costs and expenses payable to any sub-adviser, as well as all expenses in connection with the performance of its advisory services for such Funds.

     Under both the Previous Advisory Agreements and each New Advisory Agreement, except to the extent the Adviser has delegated any advisory functions to a sub-adviser as permitted under each Agreement, the Adviser will determine, subject to the general supervision and oversight of the Board, and in accordance with each Fund's investment objective and policies, which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute portfolio transactions. Except to the extent the Adviser has delegated any advisory functions to a sub-adviser as permitted under the Agreement, allocation of transactions to broker-dealers is determined by the Adviser, using its best efforts to seek the best overall terms available. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services provided to the Funds and/or other accounts over which the Adviser or its affiliates exercise investment discretion. For each of the Funds, during its most recent fiscal year, no commissions were paid to any affiliated brokers in connection with the purchase or sale of securities for any of the Funds.

     Under both the Previous Advisory Agreements and each New Advisory Agreement, the Adviser will be liable to a Fund or to its shareholders only by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligation and duties under the Agreement.

     The Previous Advisory Agreements had an initial term of two years and could be renewed annually thereafter by the approval of a majority of the Trustees, including a majority of the Trustees that are not "interested persons" of the Trusts, as that term is defined in Section 2(a)(19) of the 1940 Act ("Non-Interested Trustees"). Each of the Previous Advisory Agreements, including the Sub-Advisory Agreement, was renewed for one year at a meeting of the Trustees held on August 18, 2008. The Previous Advisory Agreements provided that they would run for an initial term also ending on August 31, 2009 and could be renewed annually thereafter so long as each was approved by a majority of the Trustees, including a majority of the Non-Interested Trustees. Like the Previous Advisory Agreements, each New Advisory Agreement (1) is terminable as to any applicable Fund at any time without penalty on 60 days' written notice by the Board or by vote of a majority of the outstanding shares of an applicable Fund, or on 90 days' written notice by the Adviser and (2) terminates automatically in the event of any assignment, as defined in the 1940 Act.

PRINCIPAL DIFFERENCES

     There are no material differences between the Previous Advisory Agreements and each New Advisory Agreement. The referenced Agreements are identical except as to the date and term of each Agreement.

IF A FUND'S SHAREHOLDERS DO NOT APPROVE THE INTERIM AND NEW ADVISORY AGREEMENTS

     Should a Fund's shareholders not approve the Interim and New Advisory Agreements, the Adviser will cease to serve as investment adviser to that Fund and the Board will consider what other action is necessary, appropriate and in the best interests of that Fund and its shareholders under the circumstances.

     The Interim Advisory Agreements are governed by Rule 15a-4, which permits an investment adviser to provide services to a mutual fund for a temporary period of time without shareholder approval of the interim agreement so long as the mutual fund's board of trustees, including a majority of the trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the mutual fund, approves the interim agreement and the following conditions, among others, are met:

     -    The interim agreement terminates within 150 days;

     - Compensation to be received by the investment adviser under the interim agreement is no greater than the compensation the adviser would have received under the previous investment advisory agreement, and subject to certain exceptions, the interim agreement contains the same terms and conditions as the previous agreement;

     - Compensation earned by the investment adviser under the interim agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement with the adviser;

     - If shareholders approve the new agreement within 150 days of the effective date of the interim agreement, the amount held in the escrow account, including interest, will be paid to the investment adviser; and

     - If shareholders do not approve the new agreement within the above time frame, the investment adviser will be paid the lesser of the costs incurred performing its services under the interim agreement or the total amount of the escrow account, including interest earned.

     Importantly, approval of each New Advisory Agreement by shareholders of each Fund is not contingent upon approval by any other Fund's shareholders.

TRUSTEES' OR EXECUTIVE OFFICERS' INTERESTS IN APPROVAL OF THE NEW COMBINED ADVISORY AGREEMENTS

     Certain employees of the Adviser and a Trustee of the Trusts, John Abunassar, currently own beneficial interests in the stock of PNC as a result of the Transaction.

BOARD CONSIDERATIONS WHEN APPROVING THE NEW COMBINED ADVISORY AGREEMENTS

     On November 17, 2008, at a regularly scheduled in-person meeting and in anticipation of the Transaction, the Board reviewed information about the Transaction and its potential impact on the Funds and considered the terms of the Interim and New Advisory Agreements. The Board and counsel to the Non-Interested Trustees had an opportunity to review the information provided in advance of the meeting by the Adviser and PNC. This information included materials that provided detailed information from the Adviser about the Transaction, including information about financial terms of the Transaction, information provided in response to a detailed series of questions submitted by counsel in advance of the meeting, information about PNC and memoranda outlining the legal duties of the Board. The Board also discussed the structure of the Transaction with representatives of NCC, the Adviser and PNC, and in executive session with their counsel.

     The Board considered this new information carefully in conjunction with the detailed information provided to them by the Adviser with respect to the Board meeting held on August 18, 2008, in connection with the Board's annual evaluation and approval of the continuance of the Previous Advisory Agreements. In evaluating each New Advisory Agreement, the Board conducted a review that was specifically focused upon the approval of the Agreement, and relied upon the Board's knowledge of the Adviser, its services and the Funds, resulting from its meetings throughout the year.

     In approving the New Advisory Agreements and determining to submit them to shareholders for approval, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Funds and the Non-Interested Trustees with respect to their deliberations regarding the approval of the New Advisory Agreements. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

     (A) THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE
ADVISER: With respect to this factor, the Board considered information it believed necessary to assess the stability of the Adviser as a result of the Transaction, and to assess the ongoing nature and quality of services to be provided to the Funds by the Adviser following the closing of the Transaction. The Trustees reviewed the details of the anticipated ownership structure of the Adviser following the closing of the Transaction. In this regard, the Trustees considered information about how the Adviser's management and operations would be structured following the Transaction including in particular how the Transaction might affect the Adviser's performance or its delivery of services under the New Advisory Agreements. The Board noted the anticipated long-term nature of the new ownership, and increasing benefits to management from the growth of assets under management, which should help the Adviser retain key management and investment personnel, which is important when considering the stability of the Adviser.

     The Trustees considered information addressing the projected benefits to the Adviser expected to result from the Transaction. They received information describing how the Transaction is expected to affect the Adviser's business, including the departure or hiring of key personnel. The Trustees reviewed the Adviser's actions to minimize the likelihood that the Adviser would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Adviser following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees.

     The Adviser addressed for the Board its efforts both initially and on an ongoing basis to retain firm clients and to respond to questions from clients and potential clients regarding the Transaction.

     The Board also considered the general experience, business and operations of the Adviser (as well as the experience of key personnel from PNC) and information as to the Adviser's projected financial condition and resources following the closing of the Transaction and in each of the next several years.

     Based on their review of the materials provided and the assurances they received from the Adviser, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention, justified concluding that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser under the New Advisory Agreements. The Board placed particular significance in this regard on the likelihood that the Adviser would continue to provide the same type and quality of services to the Funds following the closing of the Transaction as the Adviser has historically provided the Funds.

     (B) THE INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER: In considering the investment performance of the Funds, the Board took note of its comprehensive review of the Funds' performance during the Board's August 18, 2008 meeting at which the Board approved the continuance of the Previous Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered that investment performance for some Funds was satisfactory or better and that the Adviser had implemented or undertaken to implement steps to address investment performance in other Funds.

     Based on these considerations and comparisons, the Board concluded that the investment performance of the Funds supported approval of the New Advisory Agreements.

     (C) THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS: With respect to this factor, the Board took note of its comprehensive review of the Adviser's profitability during the Board's August 18, 2008 meeting at which the Board approved the continuance of the Previous Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. Based on the Board's review of the materials provided and the assurances they received from the Adviser, the Board determined that the Transaction would not increase the total fees payable for advisory services and that overall Fund expenses were not expected to materially increase as a result of the Transaction. The Board also reviewed information provided to them by the Adviser that described the anticipated effect the Transaction would have on current and future revenue sharing arrangements and the Adviser's profitability following the closing of the Transaction. The Board observed that any projection regarding the Adviser's profitability would depend on many assumptions as to the Adviser's financial condition and operations following the closing of the Transaction and would be, therefore, speculative. For these reasons, the Board gave measured consideration to projections regarding the Adviser's future profitability in determining whether to approve the New Advisory Agreements.

     (D) THE EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS WOULD REFLECT ECONOMIES OF SCALE: In considering economies of scale with respect to the Funds, the Board took note of its comprehensive review of economies of scale during the Board's August 18, 2008 meeting at which the Board approved the continuance of the Previous Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Adviser's willingness in recent years and on an on-going basis to review the advisory and other fees of all the Funds for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Funds' advisory fees) in an overall effort to reduce the Funds' total operating expenses. The Board considered the Adviser's representation that it will seek to share economies of scale with the Funds' shareholders through appropriate mechanisms in the future. Based on all of the above, the Board concluded that the Adviser's efforts in this regard supported approving the New Advisory Agreements.

     (E) A COMPARISON OF FEE LEVELS OF THE FUNDS WITH THOSE OF COMPARABLE FUNDS:
In considering the advisory fees applicable to the Funds compared to those of comparable funds, the Board took note of its comprehensive review of the Funds' fee levels, including comparative fee information for peer funds, during the Board's August 18, 2008 meeting at which the Board approved the continuance of the Previous Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered each Fund's advisory fees and total expenses as they compared to those of comparable funds in the case of the advisory fee comparisons and to the funds included in the "Mutual Fund Expense Comparison" material prepared by the Adviser. The Board also considered each Fund's total operating expense ratio. This information assisted the Board in assessing the fee and expense levels of each Fund in comparison to the fee and expenses levels of each Fund's peer group.

     The Board also took into consideration the fact that the Adviser did not propose nor anticipate proposing any changes in the current advisory fees or other fees applicable to the Funds payable to it as a result of the Transaction. Based on these fee and expense comparisons, the Board concluded that the current advisory fee and total fee levels of each of the Funds should not preclude approval of the New Advisory Agreements.

     (F) BENEFITS DERIVED OR TO BE DERIVED BY THE ADVISER FROM THE RELATIONSHIP WITH THE FUNDS: In considering the benefits derived or to be derived by the Adviser from the relationship with the Funds, the Board took note of its comprehensive review of the Adviser's relationship with the Funds, during the Board's August 18, 2008 meeting at which the Board approved the continuance of the Previous Advisory Agreements pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Adviser's representation that, beyond the fees earned by the Adviser and its affiliates for providing services to the Funds, the Adviser may benefit from its relationship with the Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Funds as a positive attribute. The Board also considered the Adviser's representation that, although money managers may benefit from the use of "soft dollars" obtained from broker-dealers through payment of commissions on trades in client accounts, the Adviser believes that soft dollars should be used for the benefit of clients to the maximum extent possible. The Board concluded that such benefits were difficult to quantify and indicated that they would continue to evaluate them going forward. Based on this information, the Board concluded that these additional benefits should not preclude approval of the New Advisory Agreements.

     Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Non-Interested Trustees, unanimously approved the New Advisory Agreements and unanimously voted to recommend the New Advisory Agreements to shareholders for approval.

RELIANCE ON SECTION 15(f) OF THE 1940 ACT

     The Board has been advised that, in connection with carrying out the Transaction, parties to the Merger Agreement intend to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser's affiliated persons (as that term is defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.

     First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Funds intend to comply with this 75% requirement with respect to the Board for the three-year period following the closing of the Transaction.

     The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Funds any "unfair burden" as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an adviser, or any "interested person" of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

     Each party to the Merger Agreement has agreed that it will not take or recommend any act that would constitute an "unfair burden," as defined above, on a Fund for a period of two years following the closing of the Transaction.

SHAREHOLDER APPROVAL

     Approval of Proposals 1 and 2 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of a particular Fund voting together and not by class. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

         YOUR BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES,
        UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY
                                   AGREEMENTS.

          PROPOSALS 3 AND 4 - ALLEGIANT INTERNATIONAL EQUITY FUND ONLY

             APPROVAL OF AN INTERIM AND A NEW SUB-ADVISORY AGREEMENT

     Shareholders of the International Equity Fund are being asked to approve the Interim and New Sub-Advisory Agreements between the Adviser and Polaris. The Adviser currently manages the day-to-day investment activities of the Fund pursuant to the Previous Advisory Agreement. It is proposed that the Adviser would continue to serve as investment adviser to the Fund pursuant to the Interim and New Advisory Agreements, to the extent that the Agreements are separately approved by shareholders of the Fund as described in Proposals 1 and 2 above. As further discussed in these Proposals 3 and 4, it is also proposed that Polaris continue to manage the Fund on a day-to-day basis as the Fund's sub-adviser pursuant to the proposed Interim and New Sub-Advisory Agreements following the closing of the Transaction.

     In order for Polaris to be able to continue the day-to-day management of the Fund following completion of the Transaction, shareholders of the Fund are being asked to approve Interim and New Sub-Advisory Agreements between the Adviser and Polaris.

THE TERMS OF THE INTERIM AND NEW SUB-ADVISORY AGREEMENTS

     The forms of Interim and New Sub-Advisory Agreements are attached as Exhibits E and F. The description in this section of the terms of the Interim and New Sub-Advisory Agreements are qualified in its entirety by reference to that Exhibit.

     The Interim and New Sub-Advisory Agreements approved by the Board of Trustees of Allegiant and proposed for shareholder approval are substantially identical to the Previous Sub-Advisory Agreement, including the identical advisory fee, and provide that Polaris will determine, subject to the general supervision and oversight of the Board and of the Adviser, and in accordance with the International Equity Fund's investment objective and policies, that certain of the securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute portfolio transactions for that portion of the assets of the Fund that, from time to time, may be allocated to it and according to the investment strategy stated at the time of the allocation. Allocation of transactions to broker-dealers is determined by Polaris in its best judgment and using its best efforts to seek the best overall terms available. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Polaris is authorized to consider the brokerage and research services provided to the Fund and/or other accounts over which it exercises investment discretion.

     Polaris will be liable to the Adviser or the Fund or to its shareholders only by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Interim and New Sub-Advisory Agreements.

     Like the Previous Advisory Agreements, the Interim Agreement will run for 150 days from the closing of the Transaction and the New Sub-Advisory Agreement will run for an initial term ending August 31, 2009 and may be renewed annually thereafter so long as it is approved by a majority of the Trustees. The Sub-Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act, or in the event the New Advisory Agreement is terminated.

INVESTMENT SUB-ADVISER

     Polaris, an SEC registered adviser, serves as Sub-Adviser to a portion of the assets of the Allegiant International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of June 30, 2008, Polaris managed over $3.5 billion in assets. Bernard Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris. The directors and officers of Polaris may be reached at the address above.

     As Sub-Adviser, Polaris, under the supervision of the Adviser and Allegiant's Board of Trustees, provides a continuous investment program for the International Value Component of the Allegiant International Equity Fund. For its services, Polaris receives sub-advisory fees from the Adviser with respect to the portion of assets of the Fund allocated to Polaris at the annual fee rate of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million. During the Allegiant International Equity Fund's most recent fiscal year, Polaris received $715,965 in sub-advisory fees from the Adviser.

     The Previous Sub-Advisory Agreement was approved by shareholders on August 22, 2005, and was last approved by the Board of Trustees at its meetings held on August 18, 2008 and November 17, 2008.

     The current directors and principal officers of Polaris are:

NAME                 PRINCIPAL OCCUPATION(S)
----                 ----------------------------
Bernard R. Horn      President and Treasurer
Kathleen Jacobs      Vice President and Secretary
Sumanta Biswas       Vice President
Lorraine Horn        Director
Christopher McLeod   Director
Lucy Goreham         Chief Compliance Officer

TRUSTEES' OR EXECUTIVE OFFICERS' INTEREST IN APPROVAL OF THE INTERIM AND NEW SUB-ADVISORY AGREEMENTS

     No Trustee or executive officer of the Trusts, or the Adviser and its affiliates have any beneficial interest in Polaris.

IF THE INTERNATIONAL EQUITY FUND'S SHAREHOLDERS DO NOT APPROVE THE INTERIM AND NEW SUB-ADVISORY AGREEMENTS

     If the Fund's shareholders do not approve the Interim and New Sub-Advisory Agreements, Polaris will cease to serve as Sub-Adviser to the Fund and the Adviser will be responsible for the portfolio management of the Fund, assuming the Fund's shareholders approve the Interim and New Advisory Agreements with respect to that Fund. Should the Fund's shareholders not approve the Interim and New Advisory Agreements, the Adviser will not serve as an investment adviser to the Fund, regardless of whether the Fund's shareholders approve the Interim and New Sub-Advisory Agreements. See the section entitled "If a Fund's Shareholders Do Not Approve the Interim and New Advisory Agreements." In either case, the Board of Trustees will need to take such further actions it deems necessary, appropriate and in the best interests of the International Equity Fund and its shareholders under the circumstances.

BOARD OF TRUSTEES' CONSIDERATIONS WHEN APPROVING THE INTERIM AND NEW SUB-ADVISORY AGREEMENTS

     On August 18, 2008, the Board held an in-person meeting, during which the Trustees considered information in connection with the Board's annual evaluation and approval of the continuance of the Previous Advisory Agreements, including the Sub-Advisory Agreement. The Board and counsel to the Non-Interested Trustees had an opportunity to review the information provided in advance of the meeting by the Adviser, Polaris and counsel to the Funds. The Board met again in-person on November 17, 2008 to evaluate approval of the Interim and New Sub-Advisory Agreements.

     In approving the Interim and New Sub-Advisory Agreements and determining to submit them to shareholders for approval, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Funds and the Non-Interested Trustees with respect to their deliberations regarding the approval of the Interim and New Sub-Advisory Agreements. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

          (A) THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY
POLARIS: With respect to this factor, the Board took into consideration the nature, extent and quality of services Polaris provided the Funds. The Board also considered information about how the Transaction will not affect Polaris' personnel, organizational structure and day-to-day operations, including any material events outside of the ordinary course of business and the departure or hiring of key personnel. The Board also considered the Adviser's and Polaris' representation that the Transaction would not impact the performance of, or its delivery of services to, the International Equity Fund. The Board also discussed the terms of any continuing services and/or relationship between Polaris and the Adviser. In this regard, the Board discussed:

     - the qualifications of management of Polaris and of persons providing portfolio management services to the Fund;

     -    the performance of the Fund and Polaris;

     - the information provided by the Adviser in response to a detailed series of questions submitted by counsel to the Fund;

     -    the terms of the Sub-Advisory Agreement; and

     -    the general experience, business, and operations of Polaris.

     The Board also considered information concerning how Polaris handles compliance responsibilities for the Fund.

     Based on these and other factors, the Board concluded that the information presented to and considered by the Board justified approval of the Interim and New Sub-Advisory Agreements.

          (B) THE INVESTMENT PERFORMANCE OF THE INTERNATIONAL EQUITY FUND AND
POLARIS: In considering the investment performance of the Fund for periods during which Polaris provided advisory services to the Fund, the Board took note of its comprehensive review of the Fund's performance during the Board's August 18, 2008 meeting at which the Board approved the continuance of the Previous Advisory Agreement and Sub-Advisory Agreement pursuant to the requirements of
Section 15(c) of the 1940 Act. In this regard, the Board considered historical performance, peer group performance and steps taken or to be taken by the Adviser and Polaris to improve performance.

     Based on these considerations and comparisons, the Board concluded that the historical investment performance of the Fund, and strategies implemented by the Adviser and Polaris to improve performance, were factors to support approval of the Interim and New Sub-Advisory Agreements.

          (C) THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY POLARIS FROM THE RELATIONSHIP WITH THE INTERNATIONAL EQUITY FUND:
With respect to this factor, the Board took note of its comprehensive review of Polaris' profitability during the Board's August 18, 2008 meeting at which the Board approved the continuance of the Previous Sub-Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. The Board noted that the Transaction should not adversely affect Polaris.

          (D) THE EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE INTERNATIONAL EQUITY FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT ECONOMIES OF SCALE: In considering economies of scale with respect to the Fund, the Board took note of its comprehensive review of economies of scale during the Board's August 18, 2008 meeting at which the Board approved the continuance of the Previous Advisory Agreement and Sub-Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the willingness of the Adviser in recent years and on an on-going basis to review the advisory and other fees of the Fund for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Funds' advisory fees) in an overall effort to reduce the Funds' total operating expenses. The Board also considered that the Adviser pays Polaris out of the Adviser's fee. Based on these facts, the Board concluded that there was support in this regard to approve the Interim and New Sub-Advisory Agreements.

          (E) A COMPARISON OF FEE LEVELS OF THE INTERNATIONAL EQUITY FUND WITH THOSE OF COMPARABLE FUNDS: In considering the sub-advisory fees proposed for the Fund, the Board considered comparative information. The Board also took into consideration the fact that the Adviser is responsible for paying the sub-advisory fee and the Adviser did not propose nor anticipate proposing any changes in the current advisory fee payable to the Adviser by the Fund. Based on the fee and expense information, the Board concluded that the current advisory fee and total fee level of the Fund should not preclude approval of the Interim and New Sub-Advisory Agreements.

          (F) BENEFITS DERIVED OR TO BE DERIVED BY POLARIS FROM THE RELATIONSHIP WITH THE INTERNATIONAL EQUITY FUND: In considering the benefits derived or to be derived by Polaris from the relationship with the Fund, the Board took note of its comprehensive review of the relationship of the Sub-Adviser with the Fund, during the Board's August 18, 2008 meeting at which the Board approved the continuance of the Previous Advisory Agreement and Sub-Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered that, beyond the fees earned by it for providing services to the Funds, Polaris may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Fund as a positive attribute. In addition, the Board noted that Polaris also may obtain increased reputational prestige from managing funds for a nationally recognized mutual fund family. Based on this information, the Board concluded that these additional benefits should not preclude approval of the Interim and New Sub-Advisory Agreements.

     Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Non-Interested Trustees, unanimously approved the Interim and New Sub-Advisory Agreements and unanimously voted to recommend the Interim and New Sub-Advisory Agreements to shareholders of the Fund for approval.

SHAREHOLDER APPROVAL

     Approval of Proposals 3 and 4 require the affirmative vote of a "majority of the outstanding voting securities" entitled to vote on the Proposal, as defined in the 1940 Act. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

                        YOUR BOARD OF TRUSTEES, INCLUDING
                    THE NON-INTERESTED TRUSTEES, UNANIMOUSLY
                       RECOMMENDS A VOTE "FOR" APPROVAL OF
                  THE INTERIM AND NEW SUB-ADVISORY AGREEMENTS.

                                   PROPOSAL 5
           AUTHORIZE THE ADVISER, UPON APPROVAL OF THE BOARD, TO ENTER
            INTO OR MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITHOUT
                              SHAREHOLDER APPROVAL.

     This proposal would give the Funds the authority, with approval of the Board, to hire, fire and change sub-advisers and amend sub-advisory agreements without shareholder approval. A fund operating under this structure is sometimes referred to as a "manager-of-managers" fund. The Adviser does not have any current intentions to engage a sub-adviser for any of the Funds that do not currently utilize a sub-adviser.

BACKGROUND

     Federal securities laws generally require that shareholders approve agreements with a fund's investment adviser, as well as with any investment sub-advisers. Shareholder action also is required if the terms of existing advisory agreements are materially changed or if there is an assignment (as defined in the 1940 Act) of the advisory or sub-advisory contract. To obtain shareholder approval, a fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by the Adviser regarding hiring, firing or retaining sub-advisers. The Board believes that this approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes and will enable the Board to make more timely changes it deems appropriate with respect to the day-to-day portfolio management of a Fund's assets.

     The Adviser currently serves as the investment adviser for each Fund of the Trusts. For all of these Funds, except the Allegiant International Equity Fund (the "International Fund"), the Adviser makes the day-to-day investment decisions. In regards to the International Fund, Polaris serves as the investment sub-adviser to a portion of the International Fund's assets that the Adviser has allocated to a value strategy and the Adviser serves as adviser to the portion of the International Fund's assets dedicated to a growth strategy. In the future, the Board, on the recommendation of the Adviser, may wish to hire, remove, add or change a sub-adviser to handle the day-to-day investment decisions for a particular Fund without submitting the investment sub-advisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Fund. In such cases, the Adviser would allocate and, when appropriate, reallocate the Fund's assets among such sub-advisers subject to the general oversight and approval of the Board. Each sub-adviser would have discretionary authority to invest that portion of a Fund's assets assigned to it.

     Under the proposed policy, the Adviser will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of a Fund's assets, and will (i) set each Fund's overall investment strategies, (ii) evaluate, select and recommend sub-advisers to manage all or a part of a Fund's assets, (iii) allocate and, when appropriate, reallocate a Fund's assets among multiple sub-advisers, (iv) monitor and evaluate the performance of the sub-advisers, and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with each Fund's investment objective, policies and restrictions. The Adviser will report its findings on these matters to the Board and will make recommendations regarding sub-advisers based on those findings. The proposed policy would allow the Board to approve the addition of a new sub-adviser or the replacement of an existing sub-adviser without shareholder approval. The proposed policy does not extend to a sub-adviser that is an "affiliated person" of the Adviser, as that term is defined in Section 2(a)(3) of the 1940 Act.

THE SEC EXEMPTIVE ORDER

     On December 11, 2006, the Adviser and the Trusts received an Exemptive Order from the SEC exempting the Adviser and the Trusts from the federal securities law requiring shareholder approval of the appointment of sub-advisers (the "Exemptive Order"). The Exemptive Order permits the Adviser, with the approval of the Board, to hire, fire, and to enter into and materially amend investment sub-advisory agreements without shareholder approval. The Exemptive Order also authorizes the Adviser, with Board approval, to replace or reinstate sub-advisers with respect to any sub-advisory agreements that have automatically terminated as a result of an assignment, without the approval of shareholders. The Exemptive Order applies to the following situations:

- The Adviser recommends that a Fund's assets, or a portion thereof, be managed by one or more investment sub-advisers;

- The Adviser recommends that a sub-adviser be removed and replaced with a different sub-adviser; or

- There is a change of control of a sub-adviser and the Adviser desires to continue to retain the sub-adviser.

     The Adviser and the Trusts are subject to several conditions imposed by the SEC to ensure that the interests of the shareholders are adequately protected. Among those conditions, within 90 days of a change to a Fund's sub-advisory arrangements, the Fund will provide shareholders with all information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would have been provided in a proxy statement if shareholder approval had been required.

     Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to the Adviser. The Adviser will continue to pay all sub-advisory fees from the advisory fees it receives from a particular Fund, similar to the payment arrangement already in place with Polaris. However, should a sub-adviser be replaced with another sub-adviser whose sub-advisory fee is lower than the prior sub-adviser, the Adviser will retain a greater portion of the advisory fee. Shareholders of a Fund will approve any change to a sub-advisory agreement if such change would result in an increase in the overall management and advisory fees payable by the Fund that have been approved by the shareholders of the Fund. The Adviser, directly or through sub-advisers, also will continue to provide the same level of portfolio management and oversight to the Funds.

COMPARISON OF CURRENT AND PROPOSED SELECTION PROCESS FOR SUB-ADVISERS

     Under both the current process for approval of sub-advisory agreements and under the proposed process, any change in a sub-advisory agreement requires approval by the Board. In considering whether to appoint a sub-adviser, the Board will analyze the factors it considers relevant, including, but not limited to:

-    The nature, extent and quality of services provided by a sub-adviser;

-    The extent to which economies of scale will be realized;

- The experience and qualifications of the personnel providing sub-advisory services;

- The sub-adviser's management structure, investment philosophies and processes and current assets under management;

-    The sub-adviser's compliance policies and procedures;

- The sub-adviser's performance, fees, brokerage and trading policies and investment style and processes;

-    Any benefits derived by the sub-adviser from soft dollar arrangements; and

- Other factors that the Board considers relevant to the sub-adviser's performance as an investment adviser.

     Under the current process for approval of sub-advisory agreements, both the Board and shareholders must approve any material change in sub-advisory agreements. Shareholder approval would be eliminated under the proposed process for approval of sub-advisory agreements. If the policy is approved, all sub-advisory agreements initially will be reviewed and approved by the Board and will be renewable from year to year only if approved by the Board. As presently is the case, under the proposed policy all sub-advisory agreements would be terminable on 60 days notice by the Board, the Adviser, a vote of shareholders, or the sub-adviser without the payment of a penalty by any party.

REQUIRED VOTE

     Approval of Proposal 5 by a Fund requires the affirmative vote of "a majority of the outstanding voting securities" of each Fund entitled to vote, and voting separately, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the lesser of
(a) 67 percent or more of the outstanding shares of the Fund represented at the Meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present at the Meeting or represented by proxy, or (b) more than 50 percent of the outstanding shares of the Fund. Shareholders of each Fund will vote separately on Proposal 5. It is possible that shareholders of one or more Funds will approve Proposal 5, while shareholders of the other Funds do not. If Proposal 5 is not approved by shareholders of a Fund, the Board will consider what other action is appropriate based upon the best interests of the shareholders.

YOUR BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE ADVISER, UPON APPROVAL OF THE BOARD, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                                OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 11, 2009, except for the Multi-Factor Small Cap Core Fund, the Trustees and officers of the Trusts as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares, in the aggregate, of all of the Funds of the Trusts. The following table shows the shares of the Allegiant Multi-Factor Small Cap Core Fund beneficially owned by the Trustees and officers of the Trusts:

Allegiant Multi-Factor Small Cap Core Fund

                                            Amount of Beneficial
Title of Class   Name of Beneficial Owner         Ownership        Percent of Ownership
--------------   ------------------------   --------------------   --------------------
A Shares         Kathleen Cupper Obert              1,457.670               4.78%

     Listed in Exhibit G are the persons that, to the knowledge of the Trusts, held beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. Any shareholder who beneficially holds, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

     National City Bank ("National City"), an affiliate of the Adviser, may be deemed to be the beneficial owner, for purposes of the federal securities laws, of shares of certain of the Funds because National City possesses sole or shared voting power with respect to such shares. National City does not, however, have any economic interest in such shares, which are held solely for the benefit of National City's customers or employees. National City has advised the Funds that it intends to vote the shares in the Funds over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities. As of the Record Date, National City may be deemed to be the beneficial owner of 43%, 76%, 92%, 85%, 71%, 50%, 54%, 34%, 19%, 24%, 87%, 43%, 74%, 75%, 95%, 90%, 80%,
70%, 53%, 87%, 69%, 82%, 85%, 14%, 52%, 69%, 65%, 61%, 12% and 30% of the
Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Mid Cap Growth Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Small Cap Core Fund, Small Cap Growth Fund, Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, Ultra Short Bond Fund, Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund, Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, Treasury Money Market Fund and Advantage Institutional Money Market Fund, respectively.

     In addition, PNC may be deemed to be the beneficial owner, for purposes of federal securities laws, of shares of certain of the Funds because PNC possesses sole voting power with respect to such shares. PNC does have an economic interest in such shares and has advised the Funds that it intends to vote the shares in the Funds over which it has voting power in a manner that is consistent with the Board's recommendation. As of the Record Date, PNC may be deemed to be the beneficial owner of 42%, 89%, 95%, and 27% of the Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Focused Value Fund and Ultra Short Bond Fund, respectively.

     In addition, PNC Bank, N.A. ("PNC Bank") may be deemed to be the beneficial owner, for purposes of federal securities laws, of shares of certain of the Funds. As of the Record Date, PNC Bank may be deemed to be the beneficial owner of 8% of the Multi-Factor Small Cap Core Fund, and less than 1% of the Intermediate Bond Fund, Small Cap Core Fund, Large Cap Growth Fund, Large Cap Value Fund and Bond Fund, respectively.

EXPENSES

     The Adviser and/or its affiliates will bear the routine costs and expenses in connection with the shareholder meeting, including solicitation expenses, in connection with the Proposals.

SOLICITATION OF PROXIES

     Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser or the Funds' co-administrators, without compensation, may solicit by telephone or personal contact. In addition, Georgeson Inc. d/b/a Computershare Fund Services may be paid for the solicitation of proxies by telephone on behalf of the Funds at a cost of approximately $100,000.

CO-ADMINISTRATORS

     PNC Global Investment Servicing (U.S.) Inc., an affiliate of the Adviser, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PNC, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serve as co-administrators of the Funds. The co-administrators provide accounting and administration services to the Funds. During the fiscal year ended May 31, 2008, the Funds paid the co-administrators administration fees as set forth below:

Fund
----
Balanced Allocation Fund.......................................   $  112,524
International Equity Fund......................................   $  251,915
Large Cap Core Equity Fund.....................................   $  132,687
Large Cap Growth Fund..........................................   $  318,482
Large Cap Value Fund...........................................   $  436,723
Mid Cap Value Fund.............................................   $  214,647
Multi-Factor Mid Cap Growth Fund...............................   $   22,658
Multi-Factor Small Cap Core Fund...............................   $   27,771
Multi-Factor Small Cap Focused Value Fund......................   $    3,692
Multi-Factor Small Cap Growth Fund.............................   $    3,852
Multi-Factor Small Cap Value Fund..............................   $  208,541
S&P 500 Index Fund.............................................   $  114,131
Small Cap Core Fund............................................   $  133,613
Small Cap Growth Fund..........................................   $   19,533
Bond Fund .....................................................   $  213,586
Government Mortgage Fund.......................................   $  145,128
High Yield Bond Fund...........................................   $      326*
Intermediate Bond Fund.........................................   $  214,165
Limited Maturity Bond Fund.....................................   $   92,065
Total Return Advantage Fund....................................   $  246,363
Ultra Short Bond Fund..........................................   $   40,975
Intermediate Tax Exempt Bond Fund..............................   $   53,440
Michigan Intermediate Municipal Bond Fund......................   $   32,257
Ohio Intermediate Tax Exempt Bond Fund.........................   $   77,011
Pennsylvania Intermediate Municipal Bond Fund..................   $   23,318
Government Money Market Fund...................................   $  540,207
Money Market Fund..............................................   $2,032,888
Ohio Municipal Money Market Fund...............................   $  272,109
Pennsylvania Tax Exempt Money Market Fund......................   $  114,055
Tax Exempt Money Market Fund...................................   $  552,617
Treasury Money Market Fund.....................................   $  191,468
Advantage Institutional Money Market Fund......................   $  301,877

----------
*    For the period April 29, 2008 (commencement of operations) to May 31, 2008.

DISTRIBUTOR

     Professional Funds Distributor, LLC, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Distributor of the Funds.

SHAREHOLDER PROPOSALS

     The Trusts are not required to hold annual meetings of shareholders. A special meeting of shareholders may be called at any time by the Board or on the written request of shareholders owning 20% of the outstanding shares entitled to vote. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Trusts should send such proposal to the Trusts at P.O. Box 9795, Providence, RI 02940-9795. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Trusts a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

DELIVERY OF PROXY STATEMENT

     The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to Allegiant Funds at P.O. Box 9795, Providence, RI 02940-9795 or by calling toll-free 1-800-622-FUND (3863); or by writing Allegiant Advantage Fund at P.O. Box 9795, Providence, RI 02940-9795 or by calling toll-free 1-800-364-4890. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their placement agent or the Funds directly.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                       John Abunassar, President
                                                                 Allegiant Funds
                                                        Allegiant Advantage Fund
                                                               February 23, 2009

                                                                       EXHIBIT A

                                 ALLEGIANT FUNDS
                           INTERIM ADVISORY AGREEMENT

          AGREEMENT made as of December 31, 2008 between ALLEGIANT FUNDS, a Massachusetts business trust, located in King of Prussia, Pennsylvania (the "Trust") and ALLEGIANT ASSET MANAGEMENT COMPANY, located in Cleveland, Ohio (the "Adviser").

          WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust desires to retain the Adviser as investment adviser to the series of the Trust listed on Schedule 1 to this Agreement (the "Fund(s)");

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on January 29, 1986 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on September 26, 1985 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on September 26, 1985 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus," and collectively, the "Prospectuses").

          The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

          Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. The Adviser will provide the services under this Agreement in accordance with the Funds' investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to the Funds.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that investment advisory services to the Funds may be provided by a sub-adviser agreeable to the Adviser and approved in accordance with the provisions of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Funds involved without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the Funds; (b) review investments in the Funds on a periodic basis for compliance with their investment objectives, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and (f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to the Funds that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of all affiliates;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will any of the Funds' securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Funds, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided to the Funds and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to each Fund and the Adviser will accept as full compensation therefore fees, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund as stated on Schedule 1 of this Agreement.

          During the term of this Agreement, any such compensation payable to the Adviser shall be held in an interest bearing escrow account with the Trust's custodian, PFPC Trust Company, pursuant to the terms of an Escrow Agreement approved by the Board of Trustees of the Trust. If, during the term of this Agreement, a new advisory agreement with the Adviser is approved by a majority of each Fund's outstanding voting securities, then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser with respect to the approved Fund. If, however, a new advisory agreement is not approved by a majority of the Funds' outstanding voting securities (as defined in the 1940 Act), then the Adviser shall be entitled to the lesser of: (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to a Fund on the date hereof. Unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new advisory agreement relating to the Adviser's management of the Funds which has been approved by a majority of the Funds' outstanding voting securities, or the 151st calendar day following the date hereof. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Ohio law.

     13. NAMES. The names "ALLEGIANT FUNDS" and "Trustees of ALLEGIANT FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        ALLEGIANT FUNDS


                                        BY: /s/ Robert D. Neary
                                            ------------------------------------
                                        Title: Chairman of the Board of Trustees


                                        ALLEGIANT ASSET
                                        MANAGEMENT COMPANY


                                        BY: /s/ John G. Abunassar
                                            ------------------------------------
                                        Title: President and Chief Executive
                                               Officer

                                   SCHEDULE 1

                                 ALLEGIANT FUNDS
                           INTERIM ADVISORY AGREEMENT

                                                                          INVESTMENT ADVISORY FEE
                                                          --------------------------------------------------------
EQUITY FUNDS
Allegiant Balanced Allocation Fund                                                 0.75%
Allegiant International Equity Fund                                                1.00%
Allegiant Large Cap Core Equity Fund                      0.75% of $0 to less than $1 billion, 0.70% of $1 billion
                                                          to less than $1.5 billion, and 0.65% of $1.5 billion and
                                                                                    over
Allegiant Large Cap Growth Fund                           0.75% of $0 to less than $1 billion, 0.70% of $1 billion
                                                          to less than $1.5 billion, and 0.65% of $1.5 billion and
                                                                                    over
Allegiant Large Cap Value Fund                            0.75% of $0 to less than $1 billion, 0.70% of $1 billion
                                                          to less than $1.5 billion, and 0.65% of $1.5 billion and
                                                                                    over
Allegiant Mid Cap Value Fund                                                       0.75%
Allegiant Multi-Factor Mid Cap Growth Fund                1.00% of $0 to less than $1 billion, 0.95% of $1 billion
                                                          to less than $1.5 billion, and 0.90% of $1.5 billion and
                                                                                    over
Allegiant Multi-Factor Small Cap Core Fund                  1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over
Allegiant Multi-Factor Small Cap Focused Value Fund         1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over
Allegiant Multi-Factor Small Cap Growth Fund                1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over
Allegiant Multi-Factor Small Cap Value Fund                 1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over
Allegiant S&P 500 Index Fund                                                       0.20%
Allegiant Small Cap Core Fund                               1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over

Allegiant Small Cap Growth Fund                             1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over

FIXED INCOME FUNDS
Allegiant Bond Fund                                                                0.45%
Allegiant Government Mortgage Fund                                                 0.40%
Allegiant High Yield Bond Fund                                                     0.50%
Allegiant Intermediate Bond Fund                                                   0.40%
Allegiant Limited Maturity Bond Fund                                               0.35%
Allegiant Total Return Advantage Fund                                              0.40%
Allegiant Ultra Short Bond Fund                                                    0.20%

                                                                          INVESTMENT ADVISORY FEE
                                                          --------------------------------------------------------
TAX EXEMPT BOND FUNDS
Allegiant Intermediate Tax Exempt Bond Fund                                        0.40%
Allegiant Michigan Intermediate Municipal Bond Fund                                0.40%
Allegiant Ohio Intermediate Tax Exempt Bond Fund                                   0.40%
Allegiant Pennsylvania Intermediate Municipal Bond Fund                            0.40%

MONEY MARKET FUNDS
Allegiant Government Money Market Fund                                             0.25%
Allegiant Money Market Fund                                                        0.25%
Allegiant Ohio Municipal Money Market Fund                                         0.20%
Allegiant Pennsylvania Tax Exempt Money Market Fund                                0.20%
Allegiant Tax Exempt Money Market Fund                                             0.20%
Allegiant Treasury Money Market Fund                                               0.25%

                                                                       EXHIBIT B

                                 ALLEGIANT FUNDS
                               ADVISORY AGREEMENT

          AGREEMENT made as of ____________ between ALLEGIANT FUNDS, a Massachusetts business trust, located in King of Prussia, Pennsylvania (the "Trust") and ALLEGIANT ASSET MANAGEMENT COMPANY, located in Cleveland, Ohio (the "Adviser").

          WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust desires to retain the Adviser as investment adviser to the series of the Trust listed on Schedule 1 to this Agreement (the "Fund(s)");

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on January 29, 1986 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on September 26, 1985 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on September 26, 1985 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus," and collectively, the "Prospectuses").

          The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

          Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. The Adviser will provide the services under this Agreement in accordance with the Funds' investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to the Funds.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that investment advisory services to the Funds may be provided by a sub-adviser agreeable to the Adviser and approved in accordance with the provisions of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Funds involved without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the Funds; (b) review investments in the Funds on a periodic basis for compliance with their investment objectives, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and (f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to the Funds that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of all affiliates;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will any of the Funds' securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Funds, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided to the Funds and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to each Fund and the Adviser will accept as full compensation therefore fees, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund as stated on Schedule 1 of this Agreement.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to a Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of such Fund, and, unless sooner terminated as provided herein, shall continue in effect until August 31, 2009. Thereafter, if not terminated, this Agreement shall continue in effect with respect to a Fund for successive twelve month periods ending on August 31, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Ohio law.

     13. NAMES. The names "ALLEGIANT FUNDS" and "Trustees of ALLEGIANT FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    ALLEGIANT FUNDS


                                    BY:
                                        ----------------------------------------
                                        Name: Robert D. Neary
                                        Title: Chairman of the Board of Trustees


                                    ALLEGIANT ASSET MANAGEMENT COMPANY


                                    BY:
                                        ----------------------------------------
                                        Name: John G. Abunassar
                                        Title: President and Chief Executive
                                               Officer

                                   SCHEDULE 1

                                 ALLEGIANT FUNDS
                               ADVISORY AGREEMENT

                                                                            INVESTMENT ADVISORY FEE
                                                          --------------------------------------------------------
EQUITY FUNDS
Allegiant Balanced Allocation Fund                                                 0.75%
Allegiant International Equity Fund                                                1.00%
Allegiant Large Cap Core Equity Fund                      0.75% of $0 to less than $1 billion, 0.70% of $1 billion
                                                          to less than $1.5 billion, and 0.65% of $1.5 billion and
                                                                                    over
Allegiant Large Cap Growth Fund                           0.75% of $0 to less than $1 billion, 0.70% of $1 billion
                                                          to less than $1.5 billion, and 0.65% of $1.5 billion and
                                                                                    over
Allegiant Large Cap Value Fund                            0.75% of $0 to less than $1 billion, 0.70% of $1 billion
                                                          to less than $1.5 billion, and 0.65% of $1.5 billion and
                                                                                    over
Allegiant Mid Cap Value Fund                                                       0.75%
Allegiant Multi-Factor Mid Cap Growth Fund                1.00% of $0 to less than $1 billion, 0.95% of $1 billion
                                                          to less than $1.5 billion, and 0.90% of $1.5 billion and
                                                                                    over
Allegiant Multi-Factor Small Cap Core Fund                  1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over
Allegiant Multi-Factor Small Cap Focused Value Fund         1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over
Allegiant Multi-Factor Small Cap Growth Fund                1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over
Allegiant Multi-Factor Small Cap Value Fund                 1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over
Allegiant S&P 500 Index Fund                                                       0.20%
Allegiant Small Cap Core Fund                               1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over

Allegiant Small Cap Growth Fund                             1.00% of $0 to less than $500 million, 0.95% of $500
                                                          million to less than $1 billion, and 0.90% of $1 billion
                                                                                  and over

FIXED INCOME FUNDS
Allegiant Bond Fund                                                                0.45%
Allegiant Government Mortgage Fund                                                 0.40%
Allegiant High Yield Bond Fund                                                     0.50%
Allegiant Intermediate Bond Fund                                                   0.40%
Allegiant Limited Maturity Bond Fund                                               0.35%
Allegiant Total Return Advantage Fund                                              0.40%
Allegiant Ultra Short Bond Fund                                                    0.20%

                                                                            INVESTMENT ADVISORY FEE
                                                          --------------------------------------------------------
TAX EXEMPT BOND FUNDS
Allegiant Intermediate Tax Exempt Bond Fund                                        0.40%
Allegiant Michigan Intermediate Municipal Bond Fund                                0.40%
Allegiant Ohio Intermediate Tax Exempt Bond Fund                                   0.40%
Allegiant Pennsylvania Intermediate Municipal Bond Fund                            0.40%

MONEY MARKET FUNDS
Allegiant Government Money Market Fund                                             0.25%
Allegiant Money Market Fund                                                        0.25%
Allegiant Ohio Municipal Money Market Fund                                         0.20%
Allegiant Pennsylvania Tax Exempt Money Market Fund                                0.20%
Allegiant Tax Exempt Money Market Fund                                             0.20%
Allegiant Treasury Money Market Fund                                               0.25%

                                                                       EXHIBIT C

                            ALLEGIANT ADVANTAGE FUND
                           INTERIM ADVISORY AGREEMENT

          AGREEMENT made as of December 31, 2008 between ALLEGIANT ADVANTAGE FUND, a Massachusetts business trust, located in King of Prussia, Pennsylvania (the "Trust") and ALLEGIANT ASSET MANAGEMENT COMPANY, located in Cleveland, Ohio (the "Adviser").

          WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust desires to retain the Adviser as investment adviser to the Institutional Money Market Fund (the "Fund");

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on May 18, 1993 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on July 6, 1993 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on July 6, 1993 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus," and collectively, the "Prospectuses").

          The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

          Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. The Adviser will provide the services under this Agreement in accordance with the Funds' investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to the Funds.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that investment advisory services to the Funds may be provided by a sub-adviser agreeable to the Adviser and approved in accordance with the provisions of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Funds involved without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the Funds; (b) review investments in the Funds on a periodic basis for compliance with their investment objectives, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and (f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to the Funds that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of all affiliates;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will any of the Funds' securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Funds, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided to the Fund and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefore fees, computed daily and paid monthly, at an annual rate based on the average daily net assets as stated on Schedule 1 of this Agreement.

          During the term of this Agreement, any such compensation payable to the Adviser shall be held in an interest bearing escrow account with the Trust's custodian, PFPC Trust Company, pursuant to the terms of an Escrow Agreement approved by the Board of Trustees of the Trust. If, during the term of this Agreement, a new advisory agreement with the Adviser is approved by a majority of the Fund's outstanding voting securities, then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser. If, however, a new advisory agreement is not approved by a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), then the Adviser shall be entitled to the lesser of: (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to a Fund on the date hereof. Unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new advisory agreement relating to the Adviser's management of the Funds which has been approved by a majority of the Funds' outstanding voting securities, or the 151st calendar day following the date hereof. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Ohio law.

     13. NAMES. The names "ALLEGIANT ADVANTAGE FUND" and "Trustees of ALLEGIANT ADVANTAGE FUND" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 18, 1993 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT ADVANTAGE FUND" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               ALLEGIANT ADVANTAGE FUND


                               BY: /s/ Robert D. Neary
                                   ---------------------------------------------
                                   Title: Chairman of the Board of Trustees


                               ALLEGIANT ASSET MANAGEMENT COMPANY


                               BY: /s/ John G. Abunassar
                                   ---------------------------------------------
                                   Title: President and Chief Executive Officer

                                   SCHEDULE 1

                            ALLEGIANT ADVANTAGE FUND
                           INTERIM ADVISORY AGREEMENT

                                                                            INVESTMENT ADVISORY FEE
                                                          --------------------------------------------------------
Allegiant Advantage Institutional Money Market Fund                                0.15%

                                                                       EXHIBIT D

                            ALLEGIANT ADVANTAGE FUND
                               ADVISORY AGREEMENT

          AGREEMENT made as of ____________ between ALLEGIANT ADVANTAGE FUND, a Massachusetts business trust, located in King of Prussia, Pennsylvania (the "Trust") and ALLEGIANT ASSET MANAGEMENT COMPANY, located in Cleveland, Ohio (the "Adviser").

          WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust desires to retain the Adviser as investment adviser to the Institutional Money Market Fund (the "Fund");

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

     1. DELIVERY OF DOCUMENTS. The Adviser acknowledges that it has received copies of each of the following:

          (a) The Trust's Declaration of Trust, as filed with the State Secretary of the Commonwealth of Massachusetts on May 18, 1993 and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

          (b) The Trust's Code of Regulations, and amendments thereto (such Code of Regulations, as presently in effect and as it shall from time to time be amended, is herein called the "Code of Regulations");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

          (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on July 6, 1993 and all amendments thereto;

          (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") (File No. 33-488) and under the 1940 Act as filed with the SEC on July 6, 1993 and all amendments thereto; and

          (f) The Trust's most recent prospectuses and statements of additional information with respect to the Funds (such prospectuses and statements of additional information, as presently in effect and all amendments and supplements thereto are herein called individually, a "Prospectus," and collectively, the "Prospectuses").

          The Trust will furnish the Adviser from time to time with execution copies of all amendments of or supplements to the foregoing.

     2. SERVICES. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Funds for the compensation hereinafter provided.

          Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. The Adviser will provide the services under this Agreement in accordance with the Funds' investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees applicable to the Funds.

     3. SUBCONTRACTORS. It is understood that the Adviser may from time to time employ or associate with itself such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that investment advisory services to the Funds may be provided by a sub-adviser agreeable to the Adviser and approved in accordance with the provisions of the 1940 Act. Any such sub-advisers are hereinafter referred to as the "Sub-Advisers." In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Funds involved without further shareholder approval. Notwithstanding the employment of any Sub-Adviser, the Adviser shall in all events: (a) establish and monitor general investment criteria and policies for the Funds; (b) review investments in the Funds on a periodic basis for compliance with their investment objectives, policies and restrictions as stated in the Prospectus; (c) review periodically any Sub-Adviser's policies with respect to the placement of orders for the purchase and sale of portfolio securities; (d) review, monitor, analyze and report to the Board of Trustees on the performance of any Sub-Adviser; (e) furnish to the Board of Trustees or any Sub-Adviser, reports, statistics and economic information as may be reasonably requested; and (f) recommend, either in its sole discretion or in conjunction with any Sub-Adviser, potential changes in investment policy.

     4. COVENANTS BY ADVISER. The Adviser agrees with respect to the services provided to the Funds that it:

          (a) will comply with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

          (c) will not make loans to any person to purchase or carry shares in the Funds, or make interest-bearing loans to the Trust or the Funds;

          (d) will maintain a policy and practice of conducting its investment management activities independently of all affiliates;

          (e) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will any of the Funds' securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Funds, the Adviser may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients;

          (f) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

          (g) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     8. COMPENSATION. For the services provided to the Fund and the expenses assumed pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefore fees, computed daily and paid monthly, at an annual rate based on the average daily net assets as stated on Schedule 1 of this Agreement.

     9. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     10. DURATION AND TERMINATION. This Agreement will become effective with respect to a Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of such Fund, and, unless sooner terminated as provided herein, shall continue in effect until August 31, 2009. Thereafter, if not terminated, this Agreement shall continue in effect with respect to a Fund for successive twelve month periods ending on August 31, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by the Trust (by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Adviser on 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

     12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Ohio law.

     13. NAMES. The names "ALLEGIANT ADVANTAGE FUND" and "Trustees of ALLEGIANT ADVANTAGE FUND" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 18, 1993 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT ADVANTAGE FUND" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               ALLEGIANT ADVANTAGE FUND


                               BY:
                                   ---------------------------------------------
                                    Name: Robert D. Neary
                                    Title: Chairman of the Board of Trustees


                               ALLEGIANT ASSET
                               MANAGEMENT COMPANY


                               BY:
                                   ---------------------------------------------
                                    Name: John G. Abunassar
                                    Title: President and Chief Executive Officer

                                   SCHEDULE 1

                            ALLEGIANT ADVANTAGE FUND
                               ADVISORY AGREEMENT

                                                                            INVESTMENT ADVISORY FEE
                                                          --------------------------------------------------------
Allegiant Advantage Institutional Money Market Fund                                0.15%

                                                                       EXHIBIT E

                         INTERIM SUB-ADVISORY AGREEMENT

                       ALLEGIANT INTERNATIONAL EQUITY FUND

     THIS SUB-ADVISORY AGREEMENT ("AGREEMENT") is made as of December 31, 2008 by and between ALLEGIANT ASSET MANAGEMENT COMPANY, a Michigan corporation ("ADVISER"), and POLARIS CAPITAL MANAGEMENT, LLC, a Massachusetts corporation ("SUB-ADVISER").

     WHEREAS, Allegiant Funds, a Massachusetts business trust ("TRUST"), is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"); and

     WHEREAS, the Adviser has been appointed investment adviser to the Trust's International Equity Fund ("FUND"); and

     WHEREAS, the Adviser has entered into an interim investment advisory agreement ("ADVISORY AGREEMENT") dated December 31, 2008 with the Trust; and

     WHEREAS, the Advisory Agreement authorizes the Adviser to subcontract investment advisory services with respect to the Fund to a sub-adviser; and

     WHEREAS, subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the Trust; and

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. CERTAIN DEFINITIONS. For purposes of this Agreement, in addition to the terms defined elsewhere herein.

     (a) the terms "MAJORITY OF THE OUTSTANDING VOTING SECURITIES","INTERESTED PERSONS", "INVESTMENT COMPANY", and "ASSIGNMENT" have the meanings ascribed to those terms in the 1940 Act;

     (b) "AVERAGE DAILY ASSETS" means, as to a Monthly Period (defined herein as three consecutive calendar months, except that the first Monthly Period will begin on the date of this Agreement) an amount equal to the sum of the daily market value of that portion of the assets of the Fund that have been allocated to the Sub-Adviser pursuant to Section 3(a)(i) below for each calendar day in the Monthly Period divided by the number of days in the Monthly Period;

     (c) "EXISTING SUBADVISER CLIENTS" means all clients of the Sub-Adviser that are investment companies or would be investment companies but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act. All Existing Subadviser Clients are identified on SCHEDULE B.

2. APPOINTMENT AND ACCEPTANCE; DELIVERY OF DOCUMENTS.

     (a) Subject to the supervision of the Adviser and the Trust's Board of Trustees ("BOARD") and the terms and provisions of this Agreement, the Adviser hereby appoints the Sub-Adviser to act as investment adviser for the Fund, and the Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the compensation provided herein.

     (b) The Sub-Adviser acknowledges that it has received copies of the Trust's most recent prospectuses and statements of additional information with respect to the Fund.

3. SERVICES OF SUB-ADVISER.

     (a) The Sub-Adviser will provide the following services to the Adviser:

          (i) The Sub-Adviser will provide a continuous program of investment management for that portion of the assets of the Fund that, from time to time, may be allocated to it and according to the investment strategy stated at the time of the allocation. The allocation may be determined by the Adviser or the Board, in writing, by an authorized officer of the Trust. It is understood that the assets so allocated may consist of all, a portion of, or none of the assets of the Fund, and that the Board or the Adviser has the right to allocate and reallocate such assets at any time, and from time to time, upon such notice to the Sub-Adviser as may be reasonably necessary, in the view of the Trust and the Adviser, to ensure orderly management of the Fund.

          (ii) Assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Sub-Adviser will assist the Adviser in determining from time to time what securities and other investments will be purchased, retained or sold by the Fund with respect to the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus, Statement of Additional Information, and resolutions of the Board applicable to the Fund;

     (b) Transmit trades to the Trust's custodian for proper settlement;

     (c) Prepare a quarterly broker security transaction summary and monthly security transaction listing for that portion of the assets of the Fund that may be allocated to the Sub-Adviser pursuant to Section 3(a)(i) above;

     (d) Maintain all books and records with respect to the Fund's securities transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9),
(10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act; and

     (e) Supply the Trust and the Board with reports and statistical data as reasonably requested.

4. OTHER COVENANTS. The Sub-Adviser agrees that it:

     (a) will comply with all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will in addition conduct its activities under this Agreement in accordance with other applicable laws;

     (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

     (c) will not make loans to any Person to purchase or carry shares in the Fund or make interest-bearing loans to the Trust or the Fund;

     (d) will maintain a policy and practice of conducting its investment advisory services hereunder independent of any affiliated person of Polaris or the Adviser;

     (e) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction the Sub-Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser also may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any fund and/or other accounts over which the Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. Notwithstanding the foregoing, no prior approval by the Board will be required so long as the broker or dealer selected by the Sub-Adviser provides best price and execution on a particular transaction. In no instance will Fund securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, the Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by rule, regulation, or order of the SEC. In executing portfolio transactions for the Fund, the Sub-Adviser may, but will not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients;

     (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities or when so requested by the Trust).

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's written request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by it pursuant to
Section 3(d) of this Agreement.

6. EXPENSES. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction costs, if any) purchased or sold for the Fund; provided, however, that the Sub-Adviser need not pay more than $10,000 for expenses incurred by it in providing marketing support to the Adviser as requested by the Adviser.

7. FEES. For each Monthly Period, the Adviser will pay to the Sub-Adviser, monthly in arrears within ten days after the end of the relevant Monthly Period, an annualized fee (each, a "FEE" and collectively, the "FEES"), calculated as follows:

     (a) If the Average Daily Assets for the Monthly Period is less than or equal to $125,000,000, the Fee for the Monthly Period will equal the product of
(i) the Average Daily Assets for the Monthly Period multiplied by (ii) .029167%.

     (b) If the Average Daily Net Assets for the Monthly Period is greater than $125,000,000 but less than or equal to $200,000,000, the Fee for the Monthly Period will equal the sum of (i) $36,458 plus (ii) the product of (A) the difference between the Average Daily Assets for the Monthly Period less $125,000,000 multiplied by (B) .03333%.

     (c) If the Average Daily Assets for the Monthly Period is greater than $200,000,000, the Fee for the Monthly Period shall equal the sum of (i) $61,458 plus (ii) the product of (A) the difference between the Average Daily Assets for the Monthly Period less $200,000,000 multiplied by (B) .04167%. The foregoing provisions are consistent with the description of fees set forth in SCHEDULE A.

     The fees payable by the Adviser under this section will be maintained in an interest-bearing escrow account on behalf of the Fund pursuant to an Escrow Agreement by and among the Trust, the Adviser and PFPC Trust Company dated as of December 31, 2008. If, during the term of this Agreement, a new investment advisory agreement with the Adviser and a new sub-advisory agreement with the Sub-Adviser are approved by a majority of the Fund's outstanding voting securities, then the amount held in the escrow account on behalf of the Fund (plus interest and income earned thereon and proceeds thereof) shall be paid to the Sub-Adviser. If, however, a new investment advisory agreement with the Adviser and a new sub-advisory agreement with the Sub-Adviser are not approved by a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), then the Sub-Adviser shall be entitled to the lesser of: (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

8. LIMITATION OF LIABILITY. The Sub-Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. TERM; TERMINATION.

     (a) This Agreement shall become effective on the date hereof. Unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new sub-advisory agreement relating to the Sub-Adviser's management of the Fund, which has been approved by a majority of the Fund's outstanding voting securities, or the 151st calendar day following the date hereof.

     (b) Notwithstanding any contrary provision in this Agreement, this Agreement may be terminated as follows:

          (i) This Agreement will terminate automatically upon the effective date of the termination of the Advisory Agreement with respect to the Fund for any reason (whether by the Trust, by the Adviser, or by operation of law).

          (ii) This Agreement may be terminated as to the Fund at any time by the Adviser or by the Trust (by vote of the majority of those members of the Board who are not interested persons of any party to this Agreement or by vote of a majority of the outstanding voting securities of the Fund) on sixty days written notice to the Sub-Adviser, or by the Sub-Adviser on sixty days written notice to the Trust, provided that in the case of termination by the Trust or the Sub-Adviser, notice shall be given simultaneously to the Adviser.

          (iii) This Agreement will terminate immediately in the event of its assignment.

10. REPRESENTATIONS AND WARRANTIES.

10.1 The Sub-Adviser hereby represents and warrants to the Adviser, the Trust, and the Fund as follows:

     (a) ORGANIZATION, AUTHORITY AND QUALIFICATION OF SUB-ADVISER. The Sub-Adviser is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Sub-Adviser, the performance by the Sub-Adviser of its obligations hereunder and the consummation by the Sub-Adviser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Sub-Adviser. This Agreement has been duly executed and delivered by the Sub-Adviser, and this Agreement constitutes a legal, valid and binding obligation of the Sub-Adviser enforceable against the Sub-Adviser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally or by general equitable principles.

     (b) NO CONFLICT. The execution, delivery and performance of this Agreement by the Sub-Adviser do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational or governing documents of the Sub-Adviser, (ii) conflict with or violate any law or governmental order applicable to the Sub-Adviser or its business, or (iii) conflict with or result in any breach of or constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Sub-Adviser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Sub-Adviser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Sub-Adviser to provide the services contemplated by this Agreement.

     (c) CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Sub-Adviser do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, or any other person. The Sub-Adviser possesses all necessary licenses and governmental approvals and meets all other legal requirements needed to provide the services required hereunder.

     (d) LITIGATION. No action by or against the Sub-Adviser is pending or, to the knowledge of the Sub-Adviser after due inquiry, threatened, that (i) could affect the legality, validity or enforceability of this Agreement or (ii) seeks to delay or prevent the consummation of, or that would be reasonably likely to materially adversely affect the Sub-Adviser's ability to provide, the services contemplated by this Agreement.

     (e) INFRINGEMENT. No program or application used by the Sub-Adviser in the performance or delivery of services hereunder will violate any copyright or patent right or infringe on any proprietary rights.

     (f) AGREEMENTS. Neither the Sub-Adviser nor any of its affiliates is a party to any contract, agreement or understanding, whether oral or written, relating specifically to the furnishing of investment advisory services for any person that is an investment company or would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act, other than an Existing Sub-Adviser Client.

10.2 The Adviser hereby represents and warrants to the Sub-Adviser as follows:

     (a) ORGANIZATION, AUTHORITY AND QUALIFICATION OF ADVISER The Adviser is a corporation duly organized and validly existing under the laws of the State of Michigan and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Adviser, the performance by the Adviser of its obligations hereunder and the consummation by the Adviser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Adviser. This Agreement has been duly executed and delivered by the Adviser, and this Agreement constitutes a legal, valid and binding obligation of the Adviser enforceable against the Adviser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally or by general equitable principles.

     (b) NO CONFLICT. The execution, delivery and performance of this Agreement by the Adviser do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational or governing documents of the Adviser, (ii) conflict with or violate any law or governmental order applicable to the Adviser or its business, or (iii) conflict with or result in any breach of or constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Adviser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Adviser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Adviser to provide the services contemplated by this Agreement.

     (c) CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Adviser do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, or any other person, except as otherwise provided herein.

     (d) LITIGATION. No action by or against the Adviser is pending or, to the knowledge of the Adviser after due inquiry, threatened, that (i) could affect the legality, validity or enforceability of this Agreement or (ii) seeks to delay or prevent the consummation of this Agreement.

11. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

12. MISCELLANEOUS.

     (a) The Adviser may use the Sub-Adviser's name in all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, to broker-dealers, or to the public as long as the Sub-Adviser does not notify the Adviser in writing that such use infringes the rights of any third party ("Materials"). The Adviser will furnish the Sub-Adviser with a copy of all Materials that refer to the Sub-Adviser before they are used. The Sub-Adviser will consent to such references unless it reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of the materials that expressly relate to the Sub-Adviser, its services, and its clients.

     (b) The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their permitted successors or assigns, and will be governed by Ohio law. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

13. NAMES. The names "ALLEGIANT FUNDS" and "Trustees of ALLEGIANT FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986, as amended, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        POLARIS CAPITAL MANAGEMENT, LLC


                                        By: /s/ Bernard R. Horn, Jr.
                                            ------------------------------------
                                        Name: Bernard R. Horn, Jr.
                                        Title: President and Chief Investment
                                               Officer


                                        ALLEGIANT ASSET MANAGEMENT COMPANY


                                        By: /s/ John G. Abunassar
                                            ------------------------------------
                                        Name: John G. Abunassar
                                        Title: President and Chief Executive
                                               Officer

                                   SCHEDULE A
                                       TO
                         INTERIM SUB-ADVISORY AGREEMENT

                       ALLEGIANT INTERNATIONAL EQUITY FUND

                                      FEES


The Adviser will pay the Sub-Adviser an annualized fee with respect to the portion of assets of the Fund allocated to the Sub-Adviser pursuant to Section 3(a)(i) of the Agreement consistent with the following schedule:

Up to $125 million   - 35 basis points
$125 to $200 million - 40 basis points
Over $200 million    - 50 basis points

Each specified number of basis points applies only to assets within its adjacent dollar range. For example, if the size of the Sub-Adviser's allocation is $300 million, the Sub-Adviser would be paid 35 basis points on the first $125 million; 40 basis points on the next $75 million; and 50 basis points on the amount over $200 million.

                                                                       EXHIBIT F

                             SUB-ADVISORY AGREEMENT

                       ALLEGIANT INTERNATIONAL EQUITY FUND

     THIS SUB-ADVISORY AGREEMENT ("AGREEMENT") is made as of ___________, ____ by and between ALLEGIANT ASSET MANAGEMENT COMPANY, a Michigan corporation ("ADVISER"), and POLARIS CAPITAL MANAGEMENT, LLC, a Massachusetts corporation ("SUB-ADVISER").

     WHEREAS, Allegiant Funds, a Massachusetts business trust ("TRUST"), is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"); and

     WHEREAS, pursuant to an Advisory Agreement dated __________, _______ ("ADVISORY AGREEMENT") by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust to manage the Trust's International Equity Fund ("FUND"); and

     WHEREAS, the Advisory Agreement authorizes the Adviser to subcontract investment advisory services with respect to the Fund to a sub-adviser; and

     WHEREAS, subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the Trust; and

     WHEREAS, this Agreement and the Sub-Adviser have been approved by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of those members of the Trust's Board of Trustees ("BOARD") who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. CERTAIN DEFINITIONS. For purposes of this Agreement, in addition to the terms defined elsewhere herein.

     (a) the terms "MAJORITY OF THE OUTSTANDING VOTING SECURITIES","INTERESTED PERSONS", "INVESTMENT COMPANY", and "ASSIGNMENT" have the meanings ascribed to those terms in the 1940 Act;

     (b) "AVERAGE DAILY ASSETS" means, as to a Monthly Period (as defined in
Section 9 below) an amount equal to the sum of the daily market value of that portion of the assets of the Fund that have been allocated to the Sub-Adviser pursuant to Section 3(a)(i) below for each calendar day in the Monthly Period divided by the number of days in the Monthly Period;

     (c) "EXISTING SUBADVISER CLIENTS" means all clients of the Sub-Adviser that are investment companies or would be investment companies but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act. All Existing Subadviser Clients are identified on SCHEDULE B.

2. APPOINTMENT AND ACCEPTANCE; DELIVERY OF DOCUMENTS.

     (a) Subject to the supervision of the Adviser and the Board and the terms and provisions of this Agreement, the Adviser hereby appoints the Sub-Adviser to act as investment adviser for the Fund, and the Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the compensation provided herein, during the Services Period (as defined in Section 9 below).

     (b) The Sub-Adviser acknowledges that it has received copies of the Trust's most recent prospectuses and statements of additional information with respect to the Fund.

3. SERVICES OF SUB-ADVISER.

     (a) The Sub-Adviser will provide the following services to the Adviser:

          (i) The Sub-Adviser will provide a continuous program of investment management for that portion of the assets of the Fund that, from time to time, may be allocated to it and according to the investment strategy stated at the time of the allocation. The allocation may be determined by the Adviser or the Board, in writing, by an authorized officer of the Trust. It is understood that the assets so allocated may consist of all, a portion of, or none of the assets of the Fund, and that the Board or the Adviser has the right to allocate and reallocate such assets at any time, and from time to time, upon such notice to the Sub-Adviser as may be reasonably necessary, in the view of the Trust and the Adviser, to ensure orderly management of the Fund.

          (ii) Assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Sub-Adviser will assist the Adviser in determining from time to time what securities and other investments will be purchased, retained or sold by the Fund with respect to the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus, Statement of Additional Information, and resolutions of the Board applicable to the Fund;

     (b) Transmit trades to the Trust's custodian for proper settlement;

     (c) Prepare a quarterly broker security transaction summary and monthly security transaction listing for that portion of the assets of the Fund that may be allocated to the Sub-Adviser pursuant to Section 3(a)(i) above;

     (d) Maintain all books and records with respect to the Fund's securities transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9),
(10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act; and

     (e) Supply the Trust and the Board with reports and statistical data as reasonably requested.

4. OTHER COVENANTS. The Sub-Adviser agrees that it:

     (a) will comply with all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will in addition conduct its activities under this Agreement in accordance with other applicable laws;

     (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

     (c) will not make loans to any Person to purchase or carry shares in the Fund or make interest-bearing loans to the Trust or the Fund;

     (d) will maintain a policy and practice of conducting its investment advisory services hereunder independent of any affiliated person of Polaris or the Adviser;

     (e) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction the Sub-Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser also may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any fund and/or other accounts over which the Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. Notwithstanding the foregoing, no prior approval by the Board will be required so long as the broker or dealer selected by the Sub-Adviser provides best price and execution on a particular transaction. In no instance will Fund securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, the Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by rule, regulation, or order of the SEC. In executing portfolio transactions for the Fund, the Sub-Adviser may, but will not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients;

     (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities or when so requested by the Trust).

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's written request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by it pursuant to
Section 3(d) of this Agreement.

6. EXPENSES. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction costs, if any) purchased or sold for the Fund; provided, however, that the Sub-Adviser need not pay more than $10,000 per Annual Period (as defined in Section 9 below) for expenses incurred by it in providing marketing support to the Adviser as requested by the Adviser.

7. FEES. For each Monthly Period (as defined in Section 9 below), the Adviser will pay to the Sub-Adviser, monthly in arrears within ten days after the end of the relevant Monthly Period, an annualized fee (each, a "FEE" and collectively, the "FEES"), calculated as follows:

     (a) If the Average Daily Assets for the Monthly Period is less than or equal to $125,000,000, the Fee for the Monthly Period will equal the product of
(i) the Average Daily Assets for the Monthly Period multiplied by (ii) .029167%.

     (b) If the Average Daily Net Assets for the Monthly Period is greater than $125,000,000 but less than or equal to $200,000,000, the Fee for the Monthly Period will equal the sum of (i) $36,458 plus (ii) the product of (A) the difference between the Average Daily Assets for the Monthly Period less $125,000,000 multiplied by (B) .03333%.

     (c) If the Average Daily Assets for the Monthly Period is greater than $200,000,000, the Fee for the Monthly Period shall equal the sum of (i) $61,458 plus (ii) the product of (A) the difference between the Average Daily Assets for the Monthly Period less $200,000,000 multiplied by (B) .04167%. The foregoing provisions are consistent with the description of fees set forth in SCHEDULE A.

8. LIMITATION OF LIABILITY. The Sub-Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. TERM; TERMINATION.

     (a) The initial term of this Agreement will be two years ("INITIAL TERM"), unless it is terminated earlier in accordance with its terms. Thereafter, this Agreement will continue in effect for successive twelve month periods (each a "RENEWAL TERM") so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. For purposes of this Agreement, "SERVICES PERIOD" means the Initial Term and any Renewal Term. The Services Period will be divided into (i) consecutive annual periods of twelve months each that commence on October 1 and expire on September 30 (each, an "ANNUAL PERIOD"), (ii) each Annual Period will be divided into four consecutive, three-month periods (each, a "QUARTERLY PERIOD"), and (iii) each Quarterly Period will be divided into three consecutive calendar months (each, a "MONTHLY PERIOD").

     (b) Notwithstanding any contrary provision in this Agreement, this Agreement may be terminated as follows:

          (i) This Agreement will terminate automatically upon the effective date of the termination of the Advisory Agreement with respect to the Fund for any reason (whether by the Trust, by the Adviser, or by operation of law).

          (ii) This Agreement may be terminated as to the Fund at any time by the Adviser or by the Trust (by vote of the majority of those members of the Board who are not interested persons of any party to this Agreement or by vote of a majority of the outstanding voting securities of the Fund) on sixty days written notice to the Sub-Adviser, or by the Sub-Adviser on one hundred eighty days written notice to the Trust, provided that in the case of termination by the Trust or the Sub-Adviser, notice shall be given simultaneously to the Adviser.

          (iii) This Agreement will terminate immediately in the event of its assignment.

10. REPRESENTATIONS AND WARRANTIES.

10.1 The Sub-Adviser hereby represents and warrants to the Adviser, the Trust, and the Fund as follows:

     (a) ORGANIZATION, AUTHORITY AND QUALIFICATION OF SUB-ADVISER. The Sub-Adviser is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Sub-Adviser, the performance by the Sub-Adviser of its obligations hereunder and the consummation by the Sub-Adviser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Sub-Adviser. This Agreement has been duly executed and delivered by the Sub-Adviser, and this Agreement constitutes a legal, valid and binding obligation of the Sub-Adviser enforceable against the Sub-Adviser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally or by general equitable principles.

     (b) NO CONFLICT. The execution, delivery and performance of this Agreement by the Sub-Adviser do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational or governing documents of the Sub-Adviser, (ii) conflict with or violate any law or governmental order applicable to the Sub-Adviser or its business, or (iii) conflict with or result in any breach of or constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Sub-Adviser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Sub-Adviser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Sub-Adviser to provide the services contemplated by this Agreement.

     (c) CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Sub-Adviser do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, or any other person. The Sub-Adviser possesses all necessary licenses and governmental approvals and meets all other legal requirements needed to provide the services required hereunder.

     (d) LITIGATION. No action by or against the Sub-Adviser is pending or, to the knowledge of the Sub-Adviser after due inquiry, threatened, that (i) could affect the legality, validity or enforceability of this Agreement or (ii) seeks to delay or prevent the consummation of, or that would be reasonably likely to materially adversely affect the Sub-Adviser's ability to provide, the services contemplated by this Agreement.

     (e) INFRINGEMENT. No program or application used by the Sub-Adviser in the performance or delivery of services hereunder will violate any copyright or patent right or infringe on any proprietary rights.

     (f) AGREEMENTS. Neither the Sub-Adviser nor any of its affiliates is a party to any contract, agreement or understanding, whether oral or written, relating specifically to the furnishing of investment advisory services for any person that is an investment company or would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act, other than an Existing Sub-Adviser Client.

10.2 The Adviser hereby represents and warrants to the Sub-Adviser as follows:

     (a) ORGANIZATION, AUTHORITY AND QUALIFICATION OF ADVISER The Adviser is a corporation duly organized and validly existing under the laws of the State of Michigan and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Adviser, the performance by the Adviser of its obligations hereunder and the consummation by the Adviser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Adviser. This Agreement has been duly executed and delivered by the Adviser, and this Agreement constitutes a legal, valid and binding obligation of the Adviser enforceable against the Adviser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally or by general equitable principles.

     (b) NO CONFLICT. The execution, delivery and performance of this Agreement by the Adviser do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational or governing documents of the Adviser, (ii) conflict with or violate any law or governmental order applicable to the Adviser or its business, or (iii) conflict with or result in any breach of or constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Adviser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Adviser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Adviser to provide the services contemplated by this Agreement.

     (c) CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Adviser do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, or any other person, except as otherwise provided herein.

     (d) LITIGATION. No action by or against the Adviser is pending or, to the knowledge of the Adviser after due inquiry, threatened, that (i) could affect the legality, validity or enforceability of this Agreement or (ii) seeks to delay or prevent the consummation of this Agreement.

11. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

12. MISCELLANEOUS.

     (a) The Adviser may use the Sub-Adviser's name in all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, to broker-dealers, or to the public as long as the Sub-Adviser does not notify the Adviser in writing that such use infringes the rights of any third party ("Materials"). The Adviser will furnish the Sub-Adviser with a copy of all Materials that refer to the Sub-Adviser before they are used. The Sub-Adviser will consent to such references unless it reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of the materials that expressly relate to the Sub-Adviser, its services, and its clients.

     (b) The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their permitted successors or assigns, and will be governed by Ohio law. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

13. NAMES. The names "ALLEGIANT FUNDS" and "Trustees of ALLEGIANT FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986, as amended, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        POLARIS CAPITAL MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                        Name: Bernard R. Horn, Jr.
                                        Title: President and Chief Investment
                                               Officer


                                        ALLEGIANT ASSET MANAGEMENT COMPANY


                                        By:
                                            ------------------------------------
                                        Name: John G. Abunassar
                                        Title: President and Chief Executive
                                               Officer

                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT

                       ALLEGIANT INTERNATIONAL EQUITY FUND

                                      FEES

The Adviser will pay the Sub-Adviser an annualized fee with respect to the portion of assets of the Fund allocated to the Sub-Adviser pursuant to Section 3(a)(i) of the Agreement consistent with the following schedule:

Up to $125 million   - 35 basis points
$125 to $200 million - 40 basis points
Over $200 million    - 50 basis points

Each specified number of basis points applies only to assets within its adjacent dollar range. For example, if the size of the Sub-Adviser's allocation is $300 million, the Sub-Adviser would be paid 35 basis points on the first $125 million; 40 basis points on the next $75 million; and 50 basis points on the amount over $200 million.

                                                                       EXHIBIT G

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                                             SHARES
FUND NAME AND CLASS/SHAREHOLDERS                           OUTSTANDING      PERCENTAGE
--------------------------------                        -----------------   ----------
ADVANTAGE INSTITUTIONAL MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1389                                   215,248,000.000     91.34%

FIRST CLEARING, LLC
BENICORP INSURANCE COMPANY
ATTN: TOM KLEINSCHMIDT
INDIANAPOLIS IN 46278-2709                                 11,951,348.350      5.07%

ADVANTAGE INSTITUTIONAL MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND OH 44135-1389                                   775,332,485.320     32.95%

UNION BANK OF CALIFORNIA
SECURITIES LENDING
SAN FRANCISCO CA 94104-1423                               484,000,000.000     20.57%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                   204,033,884.740      8.67%

WHITELAW & CO
FBO NC S&I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                   187,563,955.880      7.97%

NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND OH 44135-1389                                   143,264,829.880      6.09%

BALANCED ALLOCATION FUND CLASS C

FIRST CLEARING, LLC
SANDRA L BUTTS (IRA)
FCC AS CUSTODIAN
SPENCER IN 47460-6618                                          34,258.094     23.56%

FIRST CLEARING, LLC
WALLACE N CHASE (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS IN 46236-9735                                     12,353.964      8.50%

FIRST CLEARING, LLC
DORTHEA M DUMDIE
AURORA IL 60505-5152                                            8,189.498      5.63%

BALANCED ALLOCATION FUND CLASS I

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                    6,692,798.921     38.63%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                     6,077,204.416     35.08%

PATTERSON & CO FBO ALLEGIANT
TTEE PLUMBERS STEAMFITTERS LOC 440
CHARLOTTE NC 28288-1076                                     2,645,715.577     15.27%

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     1,202,575.400      6.94%

BOND FUND CLASS B

FIRST CLEARING CORP
DONALD J KUBEC (IRA)
FCC AS CUSTODIAN
SEVEN HILLS OH 44131-4038                                       3,723.599     13.00%

FIRST CLEARING, LLC
AGNES A ARABIAN (IRA)
FCC AS CUSTODIAN
ROCKY RIVER OH 44116-1241                                       3,523.996     12.30%

PERSHING LLC
JERSEY CITY NJ 07303-2052                                       2,240.815      7.82%

RAYMOND JAMES & ASSOC INC CSDN
FBO HEIDI LOHELA IRA
CALUMET MI 49913-2925                                           1,554.506      5.43%

BOND FUND CLASS C

MS & CO C/F
PATRICIA A MATTERA
GLEN ELLYN IL 60137-7388                                        2,712.708     17.28%

FIRST CLEARING CORP
GINGER L COLLEY (IRA)
FCC AS CUSTODIAN
ASHLEY OH 43003-9733                                            2,624.187     16.72%

RAYMOND JAMES & ASSOC INC
FBO CARL L CULP & MARIE CULP JT/WROS
FORD CITY PA 16226-1406                                         2,276.035     14.50%

PERSHING LLC
JERSEY CITY, NJ 07303-2052                                      1,365.889      8.70%

RAYMOND JAMES & ASSOC INC
FBO WILMA G FOUCHE IRA
SAINT LOUIS MO 63112-2015                                         916.728      5.84%

FIRST CLEARING CORPORATION
JUDITH S MCKISSICK- ROTH IRA
CONTRIBUTION ACCT FCC AS CUST
HILLIARD OH 43026-9596                                            852.313      5.43%

RAYMOND JAMES & ASSOC INC CSDN
FBO SANDRA J WHITEHEAD IRA
PORTAGE MI 49002-7032                                             812.006      5.17%

BOND FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                    12,456,608.719     46.92%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                    5,059,532.425     19.06%

PATTERSON & CO
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                     3,568,848.402     13.44%

SHELDON & CO (CASH/REINV)
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4871                                     2,976,596.497     11.21%

SHELDON & CO.
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     1,946,627.116      7.33%

GOVERNMENT MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44101-4984                                   294,940,297.410     79.23%

GOVERNMENT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND OH 44135-1389                                   562,446,880.270     70.45%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1389                                    81,205,440.540     10.17%

WACHOVIA BANK
CHARLOTTE NC 28262-8522                                    41,833,032.950      5.23%

GOVERNMENT MORTGAGE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                        209,507.692     15.80%

GOVERNMENT MORTGAGE FUND CLASS B

FIRST CLEARING, LLC
CHARLES ZAMZOW (IRA)
FCC AS CUSTODIAN
BATTLE CREEK MI 49017-4732                                     21,932.898      8.52%

GOVERNMENT MORTGAGE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                     21,188.185     18.17%

FIRST CLEARING, LLC
CA LODGING INDUSTRY
ASSOCIATION
SACRAMENTO CA 95852-0918                                        7,690.659      6.60%

GOVERNMENT MORTGAGE FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     9,635,270.372     57.91%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     2,857,190.074     17.17%

PATTERSON & CO
FOR VARIOS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                     1,993,608.450     11.98%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     1,579,762.820      9.49%

HIGH YIELD BOND FUND CLASS A

FIRST CLEARING, LLC
GORDON & DORIS JOHNSON TRUST
GORDON JOHNSON TTEE
SAINT LOUIS MO 63110-3731                                      11,238.422     51.50%

FIRST CLEARING, LLC
GORDON A JOHNSON (SEP IRA)
FCC AS CUSTODIAN
SAINT LOUIS MO 63110-3731                                       9,650.398     44.23%

HIGH-YIELD BOND FUND CLASS B

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                       678,857.974     76.13%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
CLEVELAND OH 44101-4777                                       187,305.752     21.00%

HIGH-YIELD BOND FUND CLASS I

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                       746,075.510     75.70%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
CLEVELAND OH 44101-4777                                       211,525.343     21.46%

INTERMEDIATE BOND FUND CLASS C

RBC CAPITAL MARKETS CORP FBO
SAMUEL E TAYLOR
SAMUEL E TAYLOR REV TRUST
MARCO ISLAND FL 34145-5224                                     10,758.400     21.03%

MERRILL LYNCH PIERCE FENNER &
SMITH INC
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
JACKSONVILLE FL 32246-6486                                      4,555.490      8.90%

RAYMOND JAMES & ASSOC INC CSDN
FBO ROBERT L ROTHENBERG IRA
SAINT LOUIS MO 63111-1202                                       3,910.641      7.64%

RAYMOND JAMES & ASSOC INC CDSN
FBO DONALD E FREEMAN IRA
CASEYVILLE IL 62232-1908                                        3,460.385      6.76%

RAYMOND JAMES & ASSOC INC CDSN
FBO JOAN T FEELY IRA
SAINT LOUIS MO 63119-5058                                       3,197.604      6.25%

RAYMOND JAMES & ASSOC INC CDSN
FBO FRANK L HEISSERER IRA
HOUSE SPRINGS MO 63051-1606                                     3,063.734      5.99%

INTERMEDIATE BOND FUND CLASS I

SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                    15,008,874.906     46.26%

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                    8,750,918.830     26.97%

SHELDON & CO.
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     6,938,663.385     21.38%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

GEETA ARORA
NEW YORK NY 10010                                              78,225.952     12.91%

AMERITRADE INC
OMAHA NE 68103-2226                                            35,142.157      5.80%

CAREN M PETERSON
ROCKFORD IL 61107-1354                                         31,347.968      5.17%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS B

FIRST CLEARING, LLC
SHARON S YATES
INDIANAPOLIS IN 46229-6040                                      5,623.638     38.81%

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT (FBO) CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104-4122                                     3,796.770     26.20%

DAVID J WILLIAMS
INDIANAPOLIS IN 46239-1833                                      2,413.453     16.66%

FIRST CLEARING, LLC
VIRGINIA SIZELOVE
ANDERSON IN 46011-1679                                          1,111.590      7.67%

FIRST CLEARING, LLC
PATRICIA ANN HAYDEN
ROCK ISLAND IL 61201-7723                                         740.905      5.11%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

MARIA ESPINOZA
ANGELICA ESPINOZA JT TEN
GREENFIELD CA 93927-5339                                           60.625    100.00%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     5,833,198.270     86.99%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                       572,039.212      8.53%

INTERNATIONAL EQUITY FUND CLASS B

FIRST CLEARING, LLC
PEGGY L GARDNER
UNIONTOWN OH 44685-8195                                         3,042.806      6.54%

INTERNATIONAL EQUITY FUND CLASS C

FIRST CLEARING, LLC
JAMES LEVIN AND
JILL LEVIN
CLEVELAND OH 44113-2948                                         3,962.050     10.93%

FIRST CLEARING, LLC
RICHARD H WETHERILL
AMA ACCOUNT
PEORIA IL 61615-6607                                            2,950.488      8.14%

FIRST CLEARING LLC
GERALDINE G LIADY
ATLANTA GA 30324                                                2,295.977      6.34%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                      2,173.395      6.00%

PERSHING LLC
JERSEY CITY NJ 07303-9998                                       1,972.332      5.44%

INTERNATIONAL EQUITY FUND CLASS I

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     8,756,071.818     40.95%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     6,475.896.087     30.28%

KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
CLEVELAND OH 44101-4871                                     2,930,271.635     13.70%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     2,185,884.374     10.22%

LARGE CAP CORE EQUITY FUND CLASS C

FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE OH 43150-9641                                         4,368.220     17.53%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
DARYL H WILL
OVIEDO FL 32765-8999                                            3,619.736     14.53%

PFPC TRUST COMPANY
CUST FOR SEP IRA OF
STEPHEM M ANDRASSY
PARMA HEIGHTS OH 44130-3001                                     2,602.872     10.45%

RAYMOND JAMES & ASSOC INC
FBO RAYMOND E SPARKS IRA
BELLEVILLE OH 44813-9290                                        2,053.935      8.25%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
SUZANNE B GAYDA
TACOMA WA 98499-1266                                            1,480.381      5.94%

FIRST CLEARING, LLC
ELIZABETH A EGAN (IRA R/O)
FCC AS CUSTODIAN
EAST PEORIA IL 61611-4726                                       1,426.758      5.73%

LARGE CAP CORE EQUITY FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                    15,467,442.996     92.68%

LARGE CAP GROWTH FUND CLASS C

RAYMOND JAMES & ASSOC INC
FBO KATHLEEN A LORENZ IRA
MANSFIELD OH 44904-1621                                         1,866.335      7.64%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
WILLIAM J LEMMON
NORTH CANTON OH 44720-3583                                      1,725.662      7.06%

FIRST CLEARING, LLC
STEVEN R SEPE SR (IRA)
FCC AS CUSTODIAN
YORKVILLE IL 60560-4587                                         1,710.943      7.00%

FIRST CLEARING, LLC
ANN B CUNNINGHAM
APOPKA FL 32712-2008                                            1,468.492      6.01%

FIRST CLEARING, LLC
GLENN A BUTLER &
KYLE L BUTLER JR TEN
ALTAMONTE SPG FL 32701-6234                                     1,451.002      5.94%

FIRST CLEARING, LLC
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
PITTSBURGH PA 15236-2354                                        1,307.272      5.35%

LARGE CAP GROWTH FUND CLASS I

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                    6,617,011.058     43.09%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     3,212,601.473     20.92%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     2,719,273.938     17.71%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                    1,893,214.545     12.33%

LARGE CAP VALUE FUND CLASS B

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT (FBO)
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104-4122                                    16,067.466      5.02%

LARGE CAP VALUE FUND CLASS C

NFS LLC FEBO
NFS/FMTC IRA
FBO SHELLEY E PLYMALE JR
OVERLAND PARK KS 66213-2038                                     2,344.043      9.85%

FIRST CLEARING, LLC
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
PITTSBURGH PA 15236-2354                                        2,195.241      9.23%

A G EDWARDS & SONS
LYSSA BUTLER
ROLLOVER IRA ACCOUNT
WALNUT CREEK, CA 94598-3413                                     2,165.132      9.10%

FIRST CLEARING, LLC
RICHARD E WETHERILL
AMA ACCOUNT
PERORIA IL 61615-6607                                           1,607.164      6.76%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
NANCY R CRANE
KIRKLAND WA 98034-4122                                          1,251.830      5.26%

FIRST CLEARING, LLC
ALICIA TIBBALS
PLANO TX 75024-3036                                             1,242.059      5.22%

AMERICAN ENTERPRISE INVESTMENT SVCS
MINNEAPOLIS MN 55474                                            1,212.326      5.10%

LARGE CAP VALUE FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44135-1389                                     8,675,578.363     30.82%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                    6,093,025.640     21.65%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777                                    4,968,026.409     17.65%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                     3,419,798.420     12.15%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     2,688,878.475      9.55%

LIMITED MATURITY BOND FUND CLASS A

MS & CO
FBO ISTA INSURANCE TRUST
INDIANAPOLIS IN 46204-2814                                     19,685.039      5.41%

LIMITED MATURITY BOND FUND CLASS B

FIRST CLEARING, LLC
MCCLAIN FAMILY TRUST TR
KATHLEEN M CORDIAL TTEE
NOBLESVILLE IN 46062-6653                                       6,777.931     14.33%

FIRST CLEARING CORPORATION
HAZEL LANHAM
DANVILLE KY 40422-9711                                          4,057.847      8.58%

FIRST CLEARING, LLC
ANNE H LITTLEFIELD
FORT WAYNE IN 46815-6519                                        3,964.268      8.38%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                         3,828.399      8.09%

FIRST CLEARING, LLC
JUAN J ROSADO
PARMA HEIGHTS OH 44130-4039                                     2,765.915      5.85%

FIRST CLEARING, LLC
CLARA EVANS
COLUMBUS OH 43235-7251                                          2,690.232      5.69%

FIRST CLEARING, LLC
ADELE L BOWDEN (IRA)
FCC AS CUSTODIAN
WILLOUGHBY OH 44094                                             2,525.694      5.34%

LIMITED MATURITY BOND FUND CLASS C

PFPC TRUST COMPANY
CUST FOR THE IRA OF
ALAN G YOUNG
BLAIRVILLE GA 30512-0000                                       15,911.837     33.10%

FIRST CLEARING, LLC
FARRELL HENDERSON AND
PATRICIA HENDERSON
INDIANAPOLIS IN 46205-1957                                      9,012.882     18.75%

JANNEY MONTGOMERY SCOTT LLC
GLENN L SCHEUER
PHILADELPHIA PA 19103-1675                                      6,798.796     14.14%

FIRST CLEARING, LLC
WILLIAM R GILBERT
WINTHROP HARBOR IL 60096-1537                                   5,565.188     11.58%

LIMITED MATURITY BOND FUND CLASS I

SHELDON & CO (REINV)
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     5,797,166.048     46.15%

SHELDON & CO.
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     4,418,224.975     35.17%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288                                          1,854,377.440     14.76%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS A

FIRST CLEARING, LLC
PATRICK F OWENS
ELEANOR KRETZ
BIRCH RUN MI 48415-8728                                       220,672.518     20.92%

LUCILE B PATRICK AND
THOMAS M PATRICK CO-TTEES
LUCILE B PATRICK LIVING TRUST
KALAMAZOO MI 49009-1089                                        54,900.668      5.20%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS B

FIRST CLEARING, LLC
RICHARD T. BAILEY & SHIRLEY A.
BAILEY REV TRUST
ROYAL OAK MI 48067-2036                                        20,084.477     88.57%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS C

FIRST CLEARING, LLC
RAIMONDS T ZIEMELIS
MUSKEGON MI 49445-2630                                          2,388.023     42.47%

MS & CO FBO
JAMES KEN MCCUE & KATHRYN MCCUE
JTTEN TOD SUB TO STA RULES
DESIGNATION ON FILE
LANSING MI 48912-3303                                           2,042.175     36.32%

ARMOND W MOORE
THREE RIVERS MI 49093-1492                                      1,151.777     20.48%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS I

SHELDON & CO.
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     2,491,567.496     90.30%

MID CAP VALUE FUND CLASS A

CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO CA 94104-4151                                 1,978,673.068     36.06%

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                        318,255.924      5.80%

MID CAP VALUE FUND CLASS I

SHELDON & CO.
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     3,153,076.305     29.72%

SHELDON & CO.
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     3,021,096.678     28.48%

WHITELAW & CO.
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     1,251,983.561     11.80%

SHELDON & CO. TTEE
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUND
CLEVELAND OH 44101-4984                                     1,124,621.301     10.60%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                       586,801.059      5.53%

MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1389                                   388,099,997.490     51.48%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                  304,547,456.880     40.40%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND OH 44135-1396                                    37,906,785.330      5.03%

MONEY MARKET FUND CLASS B

FIRST CLEARING, LLC
HARRY FREEMAN (IRA)
GARDEN PR IL 61038-9566                                        64,666.570      7.45%

FIRST CLEARING, LLC
STEPHEN L EATON (IRA)
FCC AS CUSTODIAN
GROVE CITY OH 43123-3642                                       60,653.130      6.98%

FIRST CLEARING, LLC
CHARLES L DERRICK
COLUMBUS OH 43204-1568                                         60,336.820      6.95%

FIRST CLEARING, LLC
JOHN MORRIS (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS IN 46234-2611                                     55,706.560      6.41%

MONEY MARKET FUND CLASS C

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RITA SUE MILLER
WINTER PARK FL 32789-5736                                      46,499.530     27.21%

SUSAN A MUZZONE
OVIEDO FL 32765-9395                                           34,609.530     20.25%

RBC CAPITAL MARKETS CORP FBO
JAY BLUMENTHAL
ANDREA BLUMENTHAL
JT TEN/WROS
CHATHAM NJ 07928                                               28,632.590     16.75%

FIRST CLEARING, LLC
BARBARA BEBOUT
PITTSBURGH PA 15226-1836                                       20,000.000     11.70%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
STEPHEN A GORDON
BROOKLINE MA 02446-4602                                         9,918.530      5.80%

FIRST CLEARING, LLC
HELEN V DAVIS
INDIANAPOLIS IN 46219-5555                                      9,657.410      5.65%

MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND OH 44135-1389                                 1,751,581,149.860     75.22%

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND OH 44135-1389                                   269,442,967.270     11.57%

WACHOVIA BANK
CHARLOTTE NC 28262-8522                                   163,835,434.170      7.04%

MULTI-FACTOR MID CAP GROWTH FUND CLASS B

FIRST CLEARING, LLC
ANNE H LITTLEFIELD
FORT WAYNE IN 46815-6519                                        4,930.966      5.14%

MULTI-FACTOR MID CAP GROWTH FUND CLASS C

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
C DAVID MILLER
WINTER PARK FL 32789-5736                                       2,302.295     18.82%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RITA SUE MILLER
WINTER PARK FL 32789-5736                                       1,344.480     10.99%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
RITA SUE MILLER
WINTER PARK FL 32789-5736                                         928.990      7.59%

FIRST CLEARING, LLC
CHARLES F DREW (IRA)
FCC AS CUSTODIAN
ROCKFORD IL 61109                                                 863.648      7.06%

PFPC TRUST COMPANY
CUST FOR SEP IRA OF
ROBERT W OSICKA
PARMA OH 44129-2357                                               859.973      7.03%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
MICELLE L SEEDHOUSE
LAKEWOOD OH 44107-5436                                            781.806      6.39%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
JAMIE LINSLEY STOREY
ORLANDO FL 32814-6041                                             767.529      6.27%

A G EDWARDS & SONS C/F
MARIANNA ASSMANN
STREAMWOOD IL 60107-3305                                          675.676      5.52%

PFPC TRUST COMPANT
CUST FOR THE ROLLOVER IRA OF
MARION K GLEASON
ARLINGTON MA 02474-6722                                           634.836      5.19%

MULTI-FACTOR MID CAP GROWTH FUND CLASS I

SHELDON & CO.
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     1,468,012.080     59.70%

SHELDON & CO.
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                       581,348.146     23.64%

SHELDON & CO.
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                       231,622.825      9.42%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                       127,414.173      5.18%

MULTI-FACTOR SMALL CAP CORE FUND CLASS A

FIRST CLEARING, LLC
WILLARD R BRINEGAR
CHAMPAIGN IL 61820-3436                                         1,999.470      6.56%

FIRST CLEARING, LLC
DIANE S KRUTO
LISLE IL 60532-1717                                             1,962.614      6.44%

FIRST CLEARING CORPORATION
J JOSEPH WALSH (IRA)
FCC AS CUSTODIAN
DAYTON OH 45415-2129                                            1,931.156      6.33%

FIRST CLEARING, LLC
J STYLE CUSTOM HOMES LLC
INDIANAPOLIS IN 46226-4715                                      1,655.715      5.43%

MULTI-FACTOR SMALL CAP CORE FUND CLASS C

PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA PA 19406-1212                                       1.016    100.00%

MULTI-FACTOR SMALL CAP CORE CLASS I

NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND OH 44101-3404                                     1,764,712.502     42.78%

SHELDON & CO.
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                     1,400,890.834     33.96%

THE NORTHERN TRUST COMPANY
CUSTODIAN FBO LOCAL 513
CHICAGO IL 60675                                              485,681.481     11.77%

SAXON & CO.
PHILADELPHIA PA 19153-1888                                    324,507.933      7.87%

MULTI-FACTOR SMALL CAP GROWTH CLASS A

FIRST CLEARING, LLC
DENNIS M SHAFFER
AMA ACCOUNT
BRONSON MI 49028-9296                                             885.740     17.28%

FIRST CLEARING, LLC
WENDY S WHEELER (IRA)
FCC AS CUSTODIAN
TIFFIN OH 44883-3020                                              688.062     13.42%

FIRST CLEARING, LLC
TERESA MCCARTIN FAMILY TRUST
BRECKSVILLE OH  44141-3344                                        520.638     10.16%

FIRST CLEARING, LLC
SHIRLEY A MARCINIAK
WILLIAM G MARCINIAK JT TEN
WAYNE MI 48184                                                    500.501      9.76%

PERSHING LLC
JERSEY CITY NJ 07303-9998                                         488.998      9.54%

FIRST CLEARING, LLC
CHERYL ASENTE (IRA)
FCC AS CUSTODIAN
GIRARD OH 44420-3654                                              384.388      7.50%

FIRST CLEARING, LLC
BENJAMIN COHEN (ROTH IRA)
FCC AS CUSTODIAN
GRANGER IN 46530-4433                                             349.718      6.82%

FIRST CLEARING, LLC
TERRI PRICE-DEEP (IRA)
FCC AS CUSTODIAN
COLUMBUS OH 43214-2817                                           332.272      6.48%

MULTI-FACTOR SMALL CAP GROWTH CLASS C

PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA PA 19406-1212                                       1.017    100.00%

MULTI-FACTOR SMALL CAP GROWTH CLASS I

NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND OH 44114                                            529,675.510     90.11%

SHELDON & CO.
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                             34,094.092      5.80%

MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND CLASS A

FIRST CLEARING, LLC
MICHAEL R GRAHAM (IRA)
FCC AS CUSTODIAN
LIBERTYVILLE IL 60048-2501                                      3,650.874     24.66%

PERSHING LLC
JERSEY CITY NJ 07303-2052                                       3,541.556     23.93%

FIRST CLEARING, LLC
KATHLEEN M GRAHAM TTEE
LIBERTYVILLE IL 60048-2501                                      1,476.095      9.97%

FIRST CLEARING, LLC
FRANCINE J MODELSKI TRUST
FRANCINE J MODELSKI TTEE
DARIEN IL 60561-5007                                            1,014.529      6.85%

JOSEPH KESSLER
MENTOR OH 44060-1795                                              911.970      6.16%

FIRST CLEARING, LLC
KEVIN A RADEMACKER (IRA)
FCC AS CUSTODIAN
GREEN VALLEY IL 61534-9254                                        828.560      5.60%

MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND CLASS C

FIRST CLEARING, LLC
JOEL BERMAN
TOD REGISTRATION
WILMETTE IL 60091                                               1,287.750    100.00%

MULTI-FACTOR SMALL CAP FOCUSED VALUE FUND CLASS I

NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND OH 44114                                            601,789.691     97.33%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                        616,689.974     29.20%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS C

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT (FBO) CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104-4122                                    39,822.243     13.94%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS I

PATTERSON & CO. FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288                                          1,251,628.300     39.13%

SHELDON & CO.
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                            718,039.602     22.45%

SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                            431,807.306     13.50%

SEI PRIVATE TRUST COMPANY
C/O HARRIS BANK
OAKS PA 19456                                                 291,275.289      9.11%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

FIRST CLEARING, LLC
JULIA A FISHELSON TR
JULIA A FISHELSON TTEE UA
WOOSTER OH 44691-2314                                          44,551.465      5.22%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS B

FIRST CLEARING, LLC
EDWARD J HOJDAR
GERI HOJDAR
MACEDONIA OH 44056-3459                                         7,194.110     13.38%

FIRST CLEARING, LLC
AINA L SCHUSTER
OLMSTED FALLS OH 44138-2426                                     5,544.266     10.32%

FIRST CLEARING, LLC
ALFREDO G CAUSA REV LVG TRUST
ALFREDO G CAUSA TTEE
AKRON OH 44313-6870                                             4,519.861      8.41%

FIRST CLEARING, LLC
THE LUCILLE C HALL REV TRUST
STOW OH 44224-1503                                              4,150.212      7.72%

FIRST CLEARING, LLC
JANE BUKEY
COLUMBUS OH 43228-6433                                          3,181.273      5.92%

FIRST CLEARING CORPORATION
THOMAS A SOBEY
CLEVELAND OH 44125-1323                                         3,112.775      5.79%

FIRST CLEARING, LLC
SANDRA L ONUSIC TRUST
SANDRA L ONUSIC TRUSTEE
BARBERTON OH 44203-3716                                         3,036.625      5.65%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE OH 43150-9641                                        10,830.873     16.88%

FIRST CLEARING, LLC
ANNA M GASCOIGNE NIXON
AIKEN SC 29803-5239                                             9,006.520     14.04%

FIRST CLEARING, LLC
VIRGILENE K ROLLINGS
DAYTON OH 45426-1838                                            7,897.273     12.31%

FIRST CLEARING, LLC
J DAVID STEIN
CENTERVILLE OH 45458-2419                                       5,292.823      8.25%

FIRST CLEARING, LLC
JOYCE E MATTHEWS
COLUMBUS OH 43235-3431                                          5,280.793      8.23%

FIRST CLEARING, LLC
DONALD RICHARDS BOND ACCOUNT
CHAGRIN FALLS OH 44023-1800                                     4,392.813      6.85%

FIRST CLEARING, LLC
ROSALIA H STOJOVIC
CLEVELAND OH 44114-4517                                         4,373.753      6.82%

FIRST CLEARING CORPORATION
SALLY IRENE RODGERS
GROVE CITY OH 43123-9060                                        3,540.651      5.52%

FIRST CLEARING, LLC
JAMES LEVIN AND
JILL LEVIN
CLEVELAND OH 44113-2948                                         3,331.501      5.19%

FIRST CLEARING, LLC
RUSSELL W BROOKS AND
LAVERNE M BROOKS JTWROS
INDEPENDENCE OH 44131-3342                                      3,278.482      5.11%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SHELDON & CO.
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          7,403,745.241     83.05%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          1,204,982.166     13.52%

OHIO MUNICIPAL MONEY MARKET FUND CLASS A

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
CLEVELAND OH 44135-1396                                    49,107,802.760     58.15%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND OH 44135-1396                                    16,928,258.610     20.04%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                   16,131,124.820     19.10%

OHIO MUNICIPAL MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND OH 44135                                        400,735,131.410     89.85%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135                                         28,988,904.920      6.50%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS A

FIRST CLEARING, LLC
JOAN A WICKERHAM
SHARPSVILLE PA 16150-1814                                      30,781.822     14.76%

FIRST CLEARING, LLC
CAROLE G CARROLL
BETHEL PARK PA 15102-2365                                      29,590.147     14.19%

FIRST CLEARING, LLC
RONALD MOLINARI
SHARPSVILLE PA 16150-2034                                      26,711.827     12.81%

FIRST CLEARING, LLC
HAROLD A LEWIS
BETTY L LEWIS
HERMITAGE PA 16148-2903                                        13,469.168      6.46%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS C

FIRST CLEARING, LLC
MARTHA BAIRD
GREENVILLE PA 16125-7804                                       30,362.452     22.72%

FIRST CLEARING, LLC
ELIZABETH B KIRSCH TRUST
BRYN MAWR PA 19010                                             24,155.642     18.07%

FIRST CLEARING, LLC
EDITH S MILLER
AUDUBON PA 19403                                               16,696.030     12.49%

FIRST CLEARING, LLC
GIULIO PERILLO
MALVERN PA 19355-3357                                          12,657.906      9.47%

FIRST CLEARING, LLC
FRANCES K URICCHIO
BENTLEY VILAGE
NAPLES FL 34110                                                 8,237.682      6.16%

FIRST CLEARING, LLC
DAVID M SHAPIRO &
LOIS F SHAPIRO
PITTSBURGH PA 15217-2770                                        7,730.848      5.78%

FIRST CLEARING, LLC
CHARLES F GROVER
GREENVILLE PA 16125-9731                                        7,191.424      5.38%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS I

SHELDON & CO.
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          2,807,676.491     89.04%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                            262,881.739      8.34%

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1389                                    12,584,876.770     31.78%

REICH & TANG SERVICES INC
FBO VARIOUS CUSTOMERS
ATTN CHRIS GILL
NEW YORK NY 10020-2302                                      8,687,400.690     21.94%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
CLEVELAND OH 44135-1396                                     7,097,889.730     17.92%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                    5,140,619.830     12.98%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND OH 44135-1396                                     4,781,281.650     12.07%

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND OH 44135                                        153,602,182.540     96.49%

S&P 500 INDEX FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                      1,602,371.721     73.65%

S&P 500 INDEX FUND CLASS C

WELLS FARGO INVESTMENTS LLC
MINNEAPOLIS MN 55402                                           11,361.085      7.50%

UBS FINANCIAL SERVICES INC. FBO
UBS-FINSVC CDN FBO
MR LYMAN F NARTEN
WEEHAWKEN NJ 07086-8154                                         9,067.107      6.00%

FIRST CLEARING, LLC
JODY L BERMAN TRUST
JODY L BERMAN TTEE
FARMINGTON HILLS MI 48331-1910                                  7,605.277      5.02%

S&P 500 INDEX FUND CLASS I

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288                                          5,475,598.518     56.63%

SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          1,595,304.182     16.50%

SHELDON & CO. TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          1,048,437.168     10.84%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                            760,190.408      7.86%

NFS LLC FEBO
HUNTINGTON NATIONAL BANK
COLUMBUS OH 43219                                             609,678.401      6.31%

SMALL CAP CORE FUND CLASS A

FIRST CLEARING, LLC
GORDON A JOHNSON (SEP IRA)
FCC AS CUSTODIAN
SAINT LOUIS MO 63110-3731                                      21,260.555     10.95%

SMALL CAP CORE FUND CLASS B

FIRST CLEARING, LLC
ANNE H LITTLEFIELD
FORT WAYNE IN 46815-6519                                        4,456.751     19.43%

RAYMOND JAMES & ASSOC INC CSDN
FBO JANET WILLIAMS IRA
GRAND RAPIDS MI 49512-9339                                      3,139.874     13.69%

JOYCE SENGER
FAYETTEVILLE PA 17222-9652                                      2,025.090      8.83%

FIRST CLEARING, LLC
JAMES JOSEPH ADAMS II
CROWN POINT IN 46307-8236                                       1,496.262      6.52%

SMALL CAP CORE FUND CLASS C

NFS LLC FEBO
NFS/FMTC IRA
FBO ROBERT J HOLMES JR
WINTER SPRINGS FL 32708-5928                                   11,648.976     15.62%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RICHARD T KOLAR
OVIEDO FL 32765-6470                                            8,043.295     10.79%

NFS LLC FEBO
NFS/FMTC IRA
FBO NATHAN A HARRELL
OVERLAND PARK  KS 66223                                         7,506.534     10.07%

NFS LLC FEBO
BEN B MORGAN JR TTEE
PEGGY LINDSEY MORGAN TTEE
BEN & PEGGY MORGAN REV TRUST
OVIEDO FL 32765-7595                                            3,928.332      5.27%

SMALL CAP CORE FUND CLASS I

SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          8,840,073.441     45.39%

SHELDON & CO.
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          5,645,352.137     28.99%

SHELDON & CO.
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          3,242,509.875     16.65%

KEYBANK NA
CLEVELAND OH 44101                                          1,222,868.650      6.28%

SMALL CAP GROWTH FUND CLASS B

FIRST CLEARING, LLC
JAMES J LYONS (IRA)
FCC AS CUSTODIAN
GAHANNA OH 43230-8407                                           5,045.005      7.44%

SMALL CAP GROWTH FUND CLASS C

ROBERT W BAIRD & CO. INC.
MILWAUKEE WI 53202-5391                                         1,790.607     15.54%

RAYMOND JAMES & ASSOC INC
FBO CARL L CULP &
MARIE CULP JT/WROS
FORD CITY PA 16226-1406                                         1,257.903     10.91%

FIRST CLEARING, LLC
TIMOTHY PRESBREY
AURORA IL 60505-5308                                            1,093.866      9.49%

EMILY STARRING OTT
NORTHVILLE MI 48167-1465                                          734.491      6.37%

ROBERT W BAIRD & CO INC
MILWAUKEE WI 53202-5300                                           598.310      5.19%

JOSHUA STARRING OTT
NORTHVILLE MI 48167-1465                                          581.977      5.05%

SMALL CAP GROWTH FUND CLASS I

SHELDON & CO.
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          1,110,896.992     58.49%

SHELDON & CO.
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                            256,008.610     13.48%

PATTERSON & CO. FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288                                            165,350.653      8.71%

TAX EXEMPT MONEY MARKET FUND CLASS A

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                  101,851,087.440     61.51%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
CLEVELAND OH 44135-1396                                    25,308,984.940     15.29%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1396                                    19,358,020.950     11.69%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND OH 44135-1396                                    19,034,001.060     11.50%

TAX EXEMPT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND OH 44135                                        848,116,460.960     86.43%

NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND OH 44135                                         74,001,220.180      7.54%

TOTAL RETURN ADVANTAGE FUND CLASS A

ALBERT LEONETTI
FBO FRANK LEONETTI JR TRUST
FRANK LEONETTI III TTEE
CHAGRIN FALLS OH 44023-2114                                    72,120.958      7.41%

TOTAL RETURN ADVANTAGE FUND CLASS B

LPL FINANCIAL SERVICES
SAN DIEGO CA 92121-1968                                        24,303.293     23.73%

CHARLES SCHWAB & CO INC
SPECIAL CUSTODY ACCT (FBO)
CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104-4122                                    23,017.992     22.48%

RAYMOND JAMES & ASSOC INC
FBO RUSSELL S PATTEN IRA
EUSTIS FL 32736-7257                                           10,474.180     10.23%

TOTAL RETURN ADVANTAGE FUND CLASS C

FIRST CLEARING, LLC
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
PITTSBURGH PA 15236-2354                                        6,293.416     30.73%

FIRST CLEARING, LLC
BARBARA BEBOUT
PITTSBURGH PA 15226-1836                                        2,616.140     12.77%

FIRST CLEARING CORPORATION
THOMAS M PARKINSON &
HELEN PARKINSON
GRAYSLAKE IL 60030-2023                                         2,016.581      9.85%

FIRST CLEARING, LLC
SOUTH SUBURBAN MONTESSORI
CAPITAL IMPROVEMENT FUND
BRECKSVILLE OH 44141-2590                                       1,496.058      7.30%

FIRST CLEARING, LLC
VIRGINIA M GILLESPIE
PROSPECT OH 43342-9553                                          1,345.398      6.57%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                      1,069.805      5.22%

SCOTTTRADE INC (FB)
ROBERT B HERICH
ST LOUIS MO 63131-0759                                          1,029.280      5.03%

TOTAL RETURN ADVANTAGE FUND CLASS I

SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          8,847,318.503     50.53%

SHELDON & CO.
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101                                          3,926,246.871     22.42%

TREASURY MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 43135-1389                                   357,107,334.280     84.10%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                   55,522,251.790     13.08%

TREASURY MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND OH 44135                                        282,410,999.210     56.03%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135                                        196,267,617.410     38.94%

ULTRA SHORT BOND CLASS A

RAYMOND JAMES & ASSOC INC
FBO THOMAS J PIPP TTEE
THOMAS J PIPP TRUST
GRAND RAPIDS MI 49525-3460                                     50,151.233     10.82%

RAYMOND JAMES & ASSOC INC CSDN
FBO WAYNE E FIELDER IRA
COATESVILLE PA 19320-4102                                      29,939.703      6.46%

ULTRA SHORT BOND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44135-1389                                    1,862,770.755     30.16%

NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND OH 44114-3404                                     1,810,291.331     29.31%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                     1,553,833.538     25.16%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                       769,268.631     12.45%

PROXY                            ALLEGIANT FUNDS                           PROXY
                            ALLEGIANT ADVANTAGE FUND
 JOINT PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF ALLEGIANT FUNDS AND ALLEGIANT ADVANTAGE FUND (EACH A "TRUST" AND TOGETHER, THE "TRUSTS") and relates to the proposals with respect to the Trusts, for use at a Joint Special Meeting of Shareholders to be held April 24, 2009 at 3:00 p.m.,(Eastern Time) in the offices of the Trusts' Co-Administrator, PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.

The undersigned hereby appoints David C. Lebisky and Matthew R. Hostelley and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Joint Special Meeting of Shareholders of the Trusts, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Trusts which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Joint Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Joint Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

                                     VOTE VIA THE INTERNET: www.proxy-direct.com
                                     VOTE VIA THE TELEPHONE: 1-866-241-6192

                                     ---------------- ----------------------

                                     NOTE: Signature(s) should be exactly as
                                     name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                                     -------------------------------------------
                                     Signature(s)


                                     -------------------------------------------
                                     Signature(s)

                                     -------------------------------------------
                                     Date                        AF_19845_021909

FUND                                   FUND                                   FUND
----                                   -----                                  ----
Advantage Institutional Money Market   Balanced Allocation                    Bond
Government Money Market                Government Mortgage                    High Yield Bond
Intermediate Bond                      Intermediate Tax Exempt Bond           International Equity
Large Cap Core Equity                  Large Cap Growth                       Large Cap Value
Limited Maturity Bond                  Michigan Intermediate Municipal Bond   Mid Cap Value
Money Market                           Multi-Factor Mid Cap Growth            Multi-Factor Small Cap Core
Multi-Factor Small Cap Focused Value   Multi-Factor Small Cap Growth          Multi-Factor Small Cap Value
Ohio Intermediate Tax Exempt Bond      Ohio Municipal Money Market            Pennsylvania Intermediate Municipal Bond
Pennsylvania Tax Exempt Money Market   S&P 500 Index                          Small Cap Core
Small Cap Growth                       Tax Exempt Money Market                Total Return Advantage
Treasury Money Market                  Ultra Short Bond

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

            (INTERNET)                    (PHONE)                     (MAIL)                        (PERSON)
       VOTE ON THE INTERNET            VOTE BY PHONE               VOTE BY MAIL                  VOTE IN PERSON
             LOG ON TO:             CALL 1-866-241-6192   VOTE, SIGN AND DATE THIS PROXY   ATTEND SHAREHOLDER MEETING
       www.proxy-direct.com         FOLLOW THE RECORDED       CARD AND RETURN IN THE             760 MOORE ROAD
FOLLOW THE ON-SCREEN INSTRUCTIONS      INSTRUCTIONS            POSTAGE-PAID ENVELOPE       KING OF PRUSSIA, PA, 19406
        AVAILABLE 24 HOURS           AVAILABLE 24 HOURS                                         ON APRIL 24, 2009

       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
                  ALLEGIANT FUNDS AND ALLEGIANT ADVANTAGE FUND
                SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2009.
              THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT
                      https://www.proxy-direct.com/all19845

           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS. MARK EACH VOTE WITH AN X IN THE APPROPRIATE BOX

1. TO RATIFY AN INTERIM INVESTMENT ADVISORY AGREEMENT WITH ALLEGIANT ASSET MANAGEMENT COMPANY FOR EACH FUND OF THE TRUSTS.

                                         FOR  AGAINST  ABSTAIN                                               FOR  AGAINST  ABSTAIN
01 Advantage Institutional Money Market  [ ]    [ ]      [ ]    02 Balanced Allocation                       [ ]    [ ]      [ ]
03 Bond                                  [ ]    [ ]      [ ]    04 Government Money Market                   [ ]    [ ]      [ ]
05 Government Mortgage                   [ ]    [ ]      [ ]    06 High Yield Bond                           [ ]    [ ]      [ ]
07 Intermediate Bond                     [ ]    [ ]      [ ]    08 Intermediate Tax Exempt Bond              [ ]    [ ]      [ ]
09 International Equity                  [ ]    [ ]      [ ]    10 Large Cap Core Equity                     [ ]    [ ]      [ ]
11 Large Cap Growth                      [ ]    [ ]      [ ]    12 Large Cap Value                           [ ]    [ ]      [ ]
13 Limited Maturity Bond                 [ ]    [ ]      [ ]    14 Michigan Intermediate Municipal Bond      [ ]    [ ]      [ ]
15 Mid Cap Value                         [ ]    [ ]      [ ]    16 Money Market                              [ ]    [ ]      [ ]
17 Multi-Factor Mid Cap Growth           [ ]    [ ]      [ ]    18 Multi-Factor Small Cap Core               [ ]    [ ]      [ ]
19 Multi-Factor Small Cap Focused Value  [ ]    [ ]      [ ]    20 Multi-Factor Small Cap Growth             [ ]    [ ]      [ ]
21 Multi-Factor Small Cap Value          [ ]    [ ]      [ ]    22 Ohio Intermediate Tax Exempt Bond         [ ]    [ ]      [ ]
23 Ohio Municipal Money Market           [ ]    [ ]      [ ]    24 Pennsylvania Intermediate Municipal Bond  [ ]    [ ]      [ ]
25 Pennsylvania Tax Exempt Money Market  [ ]    [ ]      [ ]    26 S&P 500 Index                             [ ]    [ ]      [ ]
27 Small Cap Core                        [ ]    [ ]      [ ]    28 Small Cap Growth                          [ ]    [ ]      [ ]
29 Tax Exempt Money Market               [ ]    [ ]      [ ]    30 Total Return Advantage                    [ ]    [ ]      [ ]
31 Treasury Money Market                 [ ]    [ ]      [ ]    32 Ultra Short Bond                          [ ]    [ ]      [ ]

2. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH ALLEGIANT ASSET MANAGEMENT COMPANY FOR EACH FUND OF THE TRUSTS.

                                         FOR  AGAINST  ABSTAIN                                               FOR  AGAINST  ABSTAIN
01 Advantage Institutional Money Market  [ ]    [ ]      [ ]    02 Balanced Allocation                       [ ]    [ ]      [ ]
03 Bond                                  [ ]    [ ]      [ ]    04 Government Money Market                   [ ]    [ ]      [ ]
05 Government Mortgage                   [ ]    [ ]      [ ]    06 High Yield Bond                           [ ]    [ ]      [ ]
07 Intermediate Bond                     [ ]    [ ]      [ ]    08 Intermediate Tax Exempt Bond              [ ]    [ ]      [ ]
09 International Equity                  [ ]    [ ]      [ ]    10 Large Cap Core Equity                     [ ]    [ ]      [ ]
11 Large Cap Growth                      [ ]    [ ]      [ ]    12 Large Cap Value                           [ ]    [ ]      [ ]
13 Limited Maturity Bond                 [ ]    [ ]      [ ]    14 Michigan Intermediate Municipal Bond      [ ]    [ ]      [ ]
15 Mid Cap Value                         [ ]    [ ]      [ ]    16 Money Market                              [ ]    [ ]      [ ]
17 Multi-Factor Mid Cap Growth           [ ]    [ ]      [ ]    18 Multi-Factor Small Cap Core               [ ]    [ ]      [ ]
19 Multi-Factor Small Cap Focused Value  [ ]    [ ]      [ ]    20 Multi-Factor Small Cap Growth             [ ]    [ ]      [ ]
21 Multi-Factor Small Cap Value          [ ]    [ ]      [ ]    22 Ohio Intermediate Tax Exempt Bond         [ ]    [ ]      [ ]
23 Ohio Municipal Money Market           [ ]    [ ]      [ ]    24 Pennsylvania Intermediate Municipal Bond  [ ]    [ ]      [ ]
25 Pennsylvania Tax Exempt Money Market  [ ]    [ ]      [ ]    26 S&P 500 Index                             [ ]    [ ]      [ ]
27 Small Cap Core                        [ ]    [ ]      [ ]    28 Small Cap Growth                          [ ]    [ ]      [ ]
29 Tax Exempt Money Market               [ ]    [ ]      [ ]    30 Total Return Advantage                    [ ]    [ ]      [ ]
31 Treasury Money Market                 [ ]    [ ]      [ ]    32 Ultra Short Bond                          [ ]    [ ]      [ ]

3. TO RATIFY AN INTERIM SUB-ADVISORY AGREEMENT WITH POLARIS CAPITAL MANAGEMENT, LLC FOR THE INTERNATIONAL EQUITY FUND.

                                         FOR  AGAINST  ABSTAIN
01 International Equity                  [ ]    [ ]      [ ]

4. TO APPROVE A SUB-ADVISORY AGREEMENT WITH POLARIS CAPITAL MANAGEMENT, LLC FOR THE INTERNATIONAL EQUITY FUND.

                                         FOR  AGAINST  ABSTAIN
01 International Equity                  [ ]    [ ]      [ ]

5. TO AUTHORIZE ALLEGIANT ASSET MANAGEMENT COMPANY, UPON APPROVAL OF THE BOARD OF TRUSTEES, TO ENTER INTO OR MATERIALLY AMEND SUB-ADVISORY AGREEMENTS RELATED TO THE FUNDS WITHOUT SHAREHOLDER APPROVAL, COMMONLY REFERRED TO AS "MANAGER OF MANAGERS" ARRANGEMENTS.

                                         FOR  AGAINST  ABSTAIN                                               FOR  AGAINST  ABSTAIN
01 Advantage Institutional Money Market  [ ]    [ ]      [ ]    02 Balanced Allocation                       [ ]    [ ]      [ ]
03 Bond                                  [ ]    [ ]      [ ]    04 Government Money Market                   [ ]    [ ]      [ ]
05 Government Mortgage                   [ ]    [ ]      [ ]    06 High Yield Bond                           [ ]    [ ]      [ ]
07 Intermediate Bond                     [ ]    [ ]      [ ]    08 Intermediate Tax Exempt Bond              [ ]    [ ]      [ ]
09 International Equity                  [ ]    [ ]      [ ]    10 Large Cap Core Equity                     [ ]    [ ]      [ ]
11 Large Cap Growth                      [ ]    [ ]      [ ]    12 Large Cap Value                           [ ]    [ ]      [ ]
13 Limited Maturity Bond                 [ ]    [ ]      [ ]    14 Michigan Intermediate Municipal Bond      [ ]    [ ]      [ ]
15 Mid Cap Value                         [ ]    [ ]      [ ]    16 Money Market                              [ ]    [ ]      [ ]
17 Multi-Factor Mid Cap Growth           [ ]    [ ]      [ ]    18 Multi-Factor Small Cap Core               [ ]    [ ]      [ ]
19 Multi-Factor Small Cap Focused Value  [ ]    [ ]      [ ]    20 Multi-Factor Small Cap Growth             [ ]    [ ]      [ ]
21 Multi-Factor Small Cap Value          [ ]    [ ]      [ ]    22 Ohio Intermediate Tax Exempt Bond         [ ]    [ ]      [ ]
23 Ohio Municipal Money Market           [ ]    [ ]      [ ]    24 Pennsylvania Intermediate Municipal Bond  [ ]    [ ]      [ ]
25 Pennsylvania Tax Exempt Money Market  [ ]    [ ]      [ ]    26 S&P 500 Index                             [ ]    [ ]      [ ]
27 Small Cap Core                        [ ]    [ ]      [ ]    28 Small Cap Growth                          [ ]    [ ]      [ ]
29 Tax Exempt Money Market               [ ]    [ ]      [ ]    30 Total Return Advantage                    [ ]    [ ]      [ ]
31 Treasury Money Market                 [ ]    [ ]      [ ]    32 Ultra Short Bond                          [ ]    [ ]      [ ]

6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

    PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE
                                ENCLOSED ENVELOPE
                                 AF_19845_021909